As filed with the Securities and Exchange Commission on August 15, 2011
Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING VARIABLE FUNDS

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Philip H. Newman, Esq.
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING CORE GROWTH AND INCOME PORTFOLIO

(Formerly, ING Janus Contrarian Portfolio)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

September 28, 2011

Dear Shareholder:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Core Growth and Income Portfolio, (“Core Portfolio”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on November 4, 2011, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of Core Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Core Portfolio with and into ING Growth and Income Portfolio (“Growth and Income Portfolio”) (together with Core Portfolio, the “Portfolios”, each a “Portfolio”).  Each Portfolio is a member of the mutual fund group called the “ING Funds.”

In addition shareholders will be asked to approve a new sub-advisory agreement for Core Portfolio with ING Investment Management Co. (“ING IM”).  ING IM currently serves as the sub-adviser to Core Portfolio under an interim sub-advisory agreement between Directed Services LLC, Core Portfolio’s investment adviser, and ING IM.  This interim sub-advisory agreement will not terminate until after the anticipated closing date for the proposed Reorganization.  Shareholders are being asked to approve this “permanent” sub-advisory agreement for ING IM to serve beyond the interim period in the event shareholders do not approve the Reorganization.

Shares of Core Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as investment opinions under your variable annuity contract or variable life insurance policy.  If the Reorganization is approved by shareholders the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of Growth and Income Portfolio instead of shares of Core Portfolio beginning on the date of Reorganization.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a significantly larger portfolio with the same investment objective.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Proposals are discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board has concluded that the Proposals are in the best interests of Core Portfolio and its shareholders and recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than November 3, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING CORE GROWTH AND INCOME PORTFOLIO

(Formerly, ING Janus Contrarian Portfolio)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

Scheduled for November 4, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Core Growth and Income Portfolio (“Core Portfolio”) is scheduled for 10:00 A.M., Local time on November 4, 2011 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  Core Portfolio is a series of ING Investors Trust.

At the Special Meeting, Core Portfolio’s shareholders will be asked:

1.               To approve an Agreement and Plan of Reorganization by and between Core Portfolio and ING Growth and Income Portfolio (“Growth and Income Portfolio”), providing for the reorganization of Core Portfolio with and into Growth and Income Portfolio;

2.               To approve a new sub-advisory agreement between Directed Services LLC (“DSL”), the investment adviser to Core Portfolio and ING IM, Core Portfolio’s proposed sub-adviser; and

3.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Proposals to be placed before the Special Meeting.

The Board has concluded that the Proposals are in the best interests of Core Portfolio and its shareholders and recommends that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on August 12, 2011, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than November 3, 2011, the enclosed Voting Instruction Card so that a maximum number of shares may be voted.  Proxies may be revoked at any time before there are exercised by submitting a revised proxy, by giving written notice of revocation to Core Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees Huey P. Falgout, Jr. Secretary September 28, 2011

PROXY STATEMENT/PROSPECTUS

September 28, 2011

PROXY STATEMENT FOR:

ING CORE GROWTH AND INCOME PORTFOLIO

(Formerly, ING Janus Contrarian Portfolio)

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

Special Meeting of Shareholders

of ING Core Growth and Income Portfolio

Scheduled for November 4, 2011

PROSPECTUS FOR:

ING GROWTH AND INCOME PORTFOLIO

(A series of ING Variable Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

ING CORE GROWTH AND INCOME PORTFOLIO

PROXY STATEMENT/PROSPECTUS

September 28, 2011

TABLE OF CONTENTS

INTRODUCTION

Why is the Special Meeting Being Held?

A special meeting of shareholders (the “Special Meeting”) of ING Core Growth and Income Portfolio (“Core Portfolio”) is scheduled for 10:00 A.M. Local time on November 4, 2011 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 for the following purposes:

1.               To approve an Agreement and Plan of Reorganization by and between Core Portfolio and ING Growth and Income Portfolio (“Growth and Income Portfolio”), providing for the reorganization of Core Portfolio with and into Growth and Income Portfolio (the “Reorganization”);

2.               To approve a new sub-advisory agreement between Directed Services LLC (“DSL”), the investment adviser to Core Portfolio and ING IM, Core Portfolio’s proposed sub-adviser (“Proposal Two”, together with the Reorganization, the “Proposals”); and

3.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

Shares of Core Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts, to serve as investment options under your variable annuity contract or variable life insurance policy (“Variable Contract”).  This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Voting Instruction Card for Core Portfolio.  It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting.

The insurance company and Qualified Plans or their trustees, as record owners of Core Portfolio’s shares are, in most cases, the true “shareholders” of Core Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted.  For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not usually refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the Proposals.

Because you, as a shareholder of Core Portfolio, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Growth and Income Portfolio, this Proxy Statement also serves as a prospectus for Growth and Income Portfolio.  Growth and Income Portfolio is an open-end management investment company that seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks.  It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Who is eligible to vote?

Shareholders holding an investment in shares of Core Portfolio as of the close of business on August 12, 2011 (the “Record Date”), are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures).

How do I vote?

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instructions Card.  These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card originally sent with this Proxy Statement or attend the Special Meeting in person.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on November 4, 2011, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Portfolios are available on the Internet at http://www.ingfunds.com/vp/literature.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on November 4, 2011.

The Proxy Statement/Prospectus is available on the Internet at http://www.proxyweb.com/ing.  Additional information about each Portfolio is available in its Prospectuses, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders.  Copies of the Portfolios’ Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports.  You can obtain copies of the Prospectuses, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Portfolio upon request, without charge, by writing to Core Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034, by calling (800) 366-0066, or by visiting http://www.ingfunds.com/vp/literature.

SUMMARY OF THE PROPOSALS

The Proposed Reorganization

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  You should consult Core Portfolio Prospectuses dated April 28, 2011, for more information about Core Portfolio.

On June 23-24, 2011, the Board approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of Core Portfolio to Growth and Income Portfolio in exchange for shares of beneficial interest of Growth and Income Portfolio;

•                  the assumption by Growth and Income Portfolio of the liabilities of Core Portfolio known as of the Closing Date (as described below);

•                  the distribution of shares of Growth and Income Portfolio to the shareholders of Core Portfolio; and

•                  the complete liquidation of Core Portfolio.

If shareholders approve the Reorganization, each owner of ADV Class, Class I, Class S, and Class S2 shares of Core Portfolio would become a shareholder of the corresponding share class of Growth and Income Portfolio.  The Reorganization is expected to be effective on December 2, 2011, or such other date as the parties may agree (the “Closing Date”). Each shareholder of Core Portfolio will hold, immediately after the Closing Date, shares of Growth and Income Portfolio having an aggregate value equal to the aggregate value of the shares of Core Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  Currently, both Core Portfolio and Growth and Income Portfolio have identical investment objectives and principal investment strategies and are managed by the same sub-adviser, ING IM  (as noted above, ING IM serves as the interim sub-adviser to Core Portfolio);

•                  DSL is the adviser to Core Portfolio, while ING Investments, LLC (“ING Investments”) is the adviser to Growth and Income Portfolio;

•                  In anticipation of the proposed Reorganization and in connection with the appointment of ING IM as sub-adviser under an interim sub-advisory agreement, DSL has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses in amounts necessary to limit the expenses of each class of Core Portfolio so that they align with Growth and Income Portfolio’s net expense ratios;

•                  The purchase and redemption of shares of each Portfolio may be made by Separate Accounts and by participants in Qualified Plans; consequently, Variable Contract Holders and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges, redemption of shares and related fees;

•                  Each Portfolio is distributed by ING Investments Distributor, LLC (“IID” or “Distributor”); and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Core Portfolio nor its shareholders, nor Growth and Income Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

The Proposed Sub-Advisory Agreement

From October 2, 2000 until June 30, 2011, Core Portfolio was sub-advised by Janus Capital Management LLC (“Janus”) and Core Portfolio’s name was ING Janus Contrarian Portfolio.  During a meeting held June 23-24, 2011, the Board, including a majority of the trustees who are not “interested persons” of Core Portfolio, as defined in the 1940 Act (“Independent Trustees”), determined to terminate the investment sub-advisory agreement with Janus and approved an interim sub-advisory agreement between DSL and ING IM (“Interim Agreement”) pursuant to which ING IM currently serves as sub-adviser to Core Portfolio.  The Interim Agreement will expire on December 18, 2011 or earlier, if shareholders approve the Proposals.  On July 15, 2011, the Board, including all of the Independent Trustees approved a permanent sub-advisory agreement between DSL and ING IM (“Proposed Sub-Advisory Agreement”), subject to shareholder approval.  Shareholders of Core Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective.

•                  On June 24, 2011, the Board approved the Reorganization of Core Portfolio with and into Growth and Income Portfolio, as described above;

•                  The terms of the Interim Agreement and the Proposed Sub-Advisory Agreement are substantially similar to the those of the prior sub-advisory agreement with Janus;

•                  In connection with the appointment of ING IM as sub-adviser pursuant to the Interim Agreement, Core Portfolio also adopted a new investment objective and new principal investment strategies which are identical to those of Growth and Income Portfolio.  For more information on the principal investment strategies and principal risks of Core Portfolio prior to June 30, 2011, see Appendix B.  As a result, ING IM is currently managing Core Portfolio in a manner similar to the way it manages Growth and Income Portfolio; and

•                  DSL, as the adviser to Core Portfolio, continues to be responsible for monitoring the investment program and performance of ING IM, which is an affiliate of DSL.

PROPOSAL ONE — APPROVAL OF THE PROPOSED REORGANIZATION

What is the proposed Reorganization?

Shareholders of Core Portfolio are being asked to approve an Agreement and Plan of Reorganization, providing for the reorganization of Core Portfolio with and into Growth and Income Portfolio.  If the Reorganization is approved, shareholders in Core Portfolio will become shareholders in Growth and Income Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

On May 12, 2011, Janus announced that David Decker, the lead portfolio manager to Core Portfolio, was leaving Janus and would cease to be the portfolio manager for Core Portfolio effective June 30, 2011. Following the announcement, the Board directed DSL to explore options to address the Board’s concern regarding the change in portfolio manager. After analyzing the alternatives, DSL recommended reorganizing Core Portfolio with and into Growth and Income Portfolio.

During the June 23-24, 2011 Board Meeting, the Reorganization was presented for consideration to the Board.  The Board, including a majority of the Independent Trustees, determined that the interests of the shareholders of Core Portfolio would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of Core Portfolio and its shareholders.

In anticipation of the Reorganization, the Board terminated the Portfolio Management Agreement between Janus and DSL and approved the Interim Agreement with ING IM.  For more information on the Interim Agreement, please see Proposal Two.  In addition, the Board approved changes to the investment objective and principal investment strategies to align Core Portfolio with Growth and Income Portfolio.  As result both Portfolios’ have identical investment objectives, principal investment strategies, and principal risks.  A Supplement describing these changes was mailed to shareholders on June 30, 2011.

On August 3, 2011, the Reorganization was presented for consideration to the Board of Trustees for Growth and Income Portfolio (the “Growth and Income Board”).  The Growth and Income Board, including all of the Independent Trustees, determined that the interests of the shareholders of Growth and Income Portfolio will not be diluted as a result of the Reorganization and that the Reorganization is in the best interests of Growth and Income Portfolio and its shareholders.

The Reorganization will allow Core Portfolio’s shareholders to remain invested in a professionally managed portfolio that seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks.

How do the Investment Objectives compare?

As discussed above, in anticipation of the merger, the Board approved a change in the investment objective of Core Portfolio to align it with the investment objective of Growth and Income Portfolio.  Consequently, both portfolios have identical investment objectives.  Prior to September 15, 2011, the investment objective of the Core Portfolio was to seek capital appreciation.

Core Portfolio and Growth and Income Portfolio
Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under Variable Contracts or Qualified Plans. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.  The Advisory Agreement between DSL and Core Portfolio provides for a “bundled fee” arrangement under which DSL provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

	Core Portfolio	Growth and Income Portfolio
Class ADV
Management Fee	0.79%	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%	0.50%
Other Expenses	0.00%	0.10%
Total Annual Portfolio Operating Expenses	1.54%	1.10%
Waivers and Reimbursements(2)	(0.49)%	(0.05)%
Net Expenses	1.05%	1.05%

Class I
Management Fee	0.79%	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	0.00%	—
Other Expenses	0.00%	0.10%
Total Annual Portfolio Operating Expenses	0.79%	0.60%
Waivers and Reimbursements(2)	(0.19)%	—
Net Expenses	0.60%	0.60%

Class S
Management Fee	0.79%	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%	0.25%
Other Expenses	0.00%	0.10%
Total Annual Portfolio Operating Expenses	1.04%	0.85%
Waivers and Reimbursements(2)	(0.19)%	—
Net Expenses	0.85%	0.85%

Class S2
Management Fee	0.79%	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%	0.50%
Other Expenses	0.00%	0.10%
Total Annual Portfolio Operating Expenses	1.29%	1.10%
Waivers and Reimbursements(2)	(0.29)%	(0.10)%
Net Expenses	1.00%	1.00%

(1)          Expense ratios have been adjusted to reflect current expense rates

(2)          For Core Portfolio DSL is contractually obligated to limit expenses to 1.20%, 0.60%, 0.85%, and 1.00% for Class ADV, Class I, Class S, and Class S2, respectively, through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by Core Portfolio or DSL upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the DSL within three years. In addition, the distributor to Core Portfolio is contractually obligated to waive 0.15% and 0.10% for Class ADV and Class S2, respectively, of the distribution fee through May 1, 2012. There is no guarantee that the distribution fee waiver will continue after May 1, 2012.  The distributor to Growth and Income Portfolio is contractually obligated to waive 0.05% and 0.10% for Class ADV and Class S2, respectively, of the distribution fee through May 1, 2013.  There is no guarantee that the distribution fee waiver will continue after May 1, 2013. Last, the distributor to Core Portfolio is contractually obligated to waive an additional 0.15% for Class ADV of the distribution fee through May 1, 2013. There is no guarantee that the distribution fee waiver will continue after May 1, 2013. The distribution fee waivers will only renew if the distributor elects to renew them.

Expense Example $

Expenses you pay each year as a % of the value of your investment

The Example is intended to help you compare the cost of investing in shares of the Portfolios with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Core Portfolio				Growth and Income Portfolio
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$107	407	728	1,639	107	345	601	1,336
I	$61	233	420	960	61	192	335	750
S	$87	312	556	1,254	87	271	471	1,049
S2	$102	359	636	1,426	102	340	597	1,331

How do the Principal Investment Strategies compare?

As discussed above, in anticipation of the merger, the Board approved a change in the principal investment strategies of Core Portfolio to align them with those of Growth and Income Portfolio. Consequently, both portfolios have identical principal investment strategies. Prior to June 30, 2011, Core Portfolio pursued its investment objective through different investment strategies. For more information on the principal investment strategies and principal risks of Core Portfolio prior to June 30, 2011, see Appendix B.

Core Portfolio and Growth and Income Portfolio
Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks that the sub-adviser (“Sub-Adviser”) believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Portfolio may also engage in option writing.

The Portfolio may invest in certain higher risk investments such as derivative instruments, including, but not limited to, put and call options. The Portfolio typically used derivatives to seek to reduce exposure to volatility and to substitute for taking a position in the underlying asset.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In managing the Portfolio, the Sub-Adviser: emphasizes stocks of larger companies; looks to strategically invest the Portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stock of foreign issuers, depending upon market conditions; and utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

How do the Principal Risks of Investing in the Portfolios compare?

As discussed above, in anticipation of the merger, the Board approved a change in the investment objective and principal investment strategies of Core Portfolio to align them with those of Growth and Income Portfolio.  Consequently, both portfolios have identical principal investment strategies and principal risks.  Prior to June 30, 2011, Core Portfolio had different principal risks.  For more information on the principal investment strategies and principal risks of Core Portfolio prior to June 30, 2011, see Appendix B.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency To the extent that the Portfolios invest directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolios and reduce its returns.

Foreign Investments Investing in foreign (non-U.S.) securities may result in the Portfolios experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

Liquidity If a security is illiquid, the Portfolios might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolios could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Portfolios invest. Rather, the market could favor securities to which the Portfolios are not exposed or may not favor equities at all.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolios that invest in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolios may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

How does Core Portfolio Performance compare to Growth and Income Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios. The following bar charts show the changes in Core Portfolio’s Class S shares’ performance from year to year and Growth and Income Portfolio’s adjusted Class I shares’ performance (2001-2003) and Class S shares’ performance (2004-2010), and the table compares the Portfolios’ performance to the performance of a broad-based securities market index/indices for the same period. Growth and Income Portfolio’s Class I shares’ performance has been adjusted to reflect the higher expenses of Class S shares.  During the periods reflected in both the bar chart and the table, Core Portfolio was sub-advised by Janus pursuant to different strategies than those currently in place for Core Portfolio.  The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Other class shares’ performance would differ from Class S shares’ performance to the extent of any differences in the expenses paid.  Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING Core Growth and Income Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 31.18% and Worst quarter: 4th, 2008, (28.61)%

ING Growth and Income Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 17.25% and Worst quarter: 4th, 2008, (21.74)%

Average Annual Total Returns%
(for the periods ended December 31, 2010)

	1 Year	5 Years (or life of the class)		10 Years (or life of the class)		Inception Date
Core Portfolio
Class ADV	13.56%	(1.31)%		N/A		12/29/06
S&P 500 ® Index(1)	15.06%	(0.83	)%(2)	N/A
MSCI ACW IndexSM(3)	12.67%	(0.53	)%(2)	N/A
Class I	14.34%	1.92%		N/A		4/28/06
S&P 500 ® Index(1)	15.06%	1.27	%(2)	N/A
MSCI ACW IndexSM(3)	12.67%	1.49	%(2)	N/A
Class S	13.98%	3.36%		5.39%		10/02/00
S&P 500 ® Index(1)	15.06%	2.29%		1.41%
MSCI ACW IndexSM(3)	12.67%	3.44%		3.20%
Class S2	13.78%	3.21%		10.60%		09/09/02
S&P 500 ® Index(1)	15.06%	2.29%		5.96	%(2)
MSCI ACW IndexSM(3)	12.67%	3.44%		8.30	%(2)
Growth and Income Portfolio
Class ADV	13.55%	(0.69)%		N/A		12/20/06
S&P 500 ® Index(1)	15.06%	(0.83	)%(2)	N/A
Class I	14.14%	2.60%		0.28%		12/31/79
S&P 500 ® Index(1)	15.06%	2.29%		1.41	%(2)
Class I (adjusted for Class S)	13.89%	2.36%		0.04%		12/31/79
S&P 500® Index(1)	15.06	2.29%		1.41	%(2)
Class S	13.81%	2.31%		5.17%		6/11/03
S&P 500 ® Index(1)	15.06%	2.29%		5.67	%(2)
Class S2	12.55%	34.09%		N/A		2/27/09
S&P 500 ® Index(1)	15.06%	36.89	%(2)	N/A

(1)          The Index returns do not reflect deductions for fees, expenses, or taxes.

(2)          Reflects index performance since the date closest to the class’ inception for which data is available.

(3)          The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

How does the Management of the Portfolios compare?

The following table describes the management of the Portfolios.

	Core Portfolio	Growth and Income Portfolio
Investment Adviser	Directed Services LLC (“DSL”)	ING Investments, LLC (“ING Investments”)
Investment Advisory Fee (as a percentage of average daily net assets)	0.810% on the first $250 million; 0.770% on the next $400 million; 0.730% on the next $450 million; and 0.670% of assets in excess of $1.1 billion.	0.50% on the first $10 billion; 0.45% on the next $5 billion; and 0.425% of assets in excess of $15 billion.
Sub-Adviser	ING Investment Management Co. (“ING IM”) (on an interim basis)	ING IM
Sub-Advisory Fee (as a percentage of average daily net assets)	0.450% on the first $100 million; 0.400% on the next $100 million; 0.350% on the next $200 million; 0.325% on the next $500 million; and 0.300% of assets in excess of $900 million.	0.225% on the first $10 billion; 0.203% on the next $5 billion; and 0.191% of assets in excess of $15 billion.
Portfolio Manager(s)	Chris Corapi Michael Pytosh	Chris Corapi Michael Pytosh

Advisers to the Portfolios

DSL, a Delaware limited liability company, serves as the investment adviser to Core Portfolio.  ING Investments, an Arizona limited liability company, serves as the investment adviser to Growth and Income Portfolio (DSL, together with ING Investments, the “Advisers”).  The Advisers have overall responsibility for the management and oversee all investment advisory and portfolio management services for their respective Portfolio.  In addition, DSL assists in managing and supervising all aspects of the general day-to-day business activities and operations of Core Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL and ING Investments are each registered with the SEC as an investment adviser.  DSL is registered with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  The Advisers are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE:ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.  With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Advisers and their affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolios, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Advisers’ loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Advisers, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolios’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolios’ Boards, and may trigger the need for shareholder approval. Currently, the Advisers do not anticipate that the restructuring will have a material adverse impact on the Portfolios or their operations and administration.

DSL’s and ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2010, DSL and ING Investments managed approximately $41.5 billion and $47.5 billion in assets, respectively.

Sub-Advisers to the Portfolios

The Adviser to each of Core Portfolio and Growth and Income Portfolio has engaged ING IM as a sub-adviser to provide the day-to-day management of each Portfolio’s portfolio.  Each Adviser acts as a ‘‘manager-of-managers’’ for their respective Portfolios. The Advisers delegate to ING IM the responsibility for investment management, subject to the Advisers’ oversight. The Advisers are responsible for monitoring the investment program and performance of ING IM to the Portfolios.

ING IM, a Connecticut corporation, is registered with the SEC as an investment adviser.  ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of DSL and ING Investments.  The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169.  As of December 31, 2010, ING IM managed approximately $59.04 billion in assets.

What are the Key Differences in the Rights of Core Portfolio’s Shareholders and Growth and Income Portfolio’s Shareholders?

Core Portfolio is a series of ING Investors Trust (“IIT”), a Massachusetts business trust.  Growth and Income Portfolio is a series of ING Variable Funds (“IVF”), which is also a Massachusetts business trust.  The Amended and Restated Agreement and Declaration of Trust for IIT and the Amended and Restated Declaration of Trust for IVF provide shareholders with differing rights.  The key differences are described in the table below.

	Core Portfolio	Growth and Income Portfolio
Reorganization or Redomiciliation

Majority shareholder approval is necessary for organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest.

Shareholder approval is not required for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

Reorganization of the assets belonging to the series may be made by the Trustees with the transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series of assets of which are being so transferred, or (2) no being made subject to, or not with the assumption of, any or all such liabilities; provided that majority shareholder approval is provided.

Shareholder approval is not necessary for the Trustees to cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association or other organization, or a series or class of any of them, to acquire all or a portion of the Trust Property or the property of any Series or Class or to carry on any business in which the Trust or the Series or Class shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series or Class to any such corporation, trust, partnership, limited liability company, association or organization, or series or class thereof, in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association or organization, or series or class thereof, in which the Trust or the Series or Class holds or is about to acquire shares or any other interest.

No shareholder approval is necessary for recapitalization or reclassification of any series or class, whether deemed in merger, consolidation, reorganization or exchange of shares or otherwise whereby the Trust issues Shares of one or more Series or Classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity, including another Series or Class of the Trust.

Consolidation or Merger

Consolidation or merger requires the approval of a majority shareholder vote of each Series affected thereby.

The terms “merge” or “merger” as used therein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States.

Merger or consolidation between the Trust or any Series or any successor thereto does not require the vote or consent of Shareholders.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Core Portfolio in exchange for shares of beneficial interest of Growth and Income Portfolio and the assumption by Growth and Income Portfolio of all of Core Portfolio’s liabilities; and (ii) the distribution of shares of Growth and Income Portfolio to shareholders of Core Portfolio, as provided for in the Reorganization Agreement. Core Portfolio will then be liquidated.

Each shareholder of ADV Class, Class I, Class S, and Class S2 shares of Core Portfolio will hold, immediately after the Closing Date, the corresponding share class of Growth and Income Portfolio having an aggregate value equal to the aggregate value of the shares of Core Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of Growth and Income Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Core Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.  Potential liabilities of Core Portfolio that are not known as of the Closing Date are not assumed by Growth and Income Portfolio under the terms of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by DSL (or an affiliate).  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning,” which are expected to be minimal.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither Core Portfolio nor its shareholders, nor Growth and Income Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, Core Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Portfolio Transitioning

As discussed above, in anticipation of the Reorganization the Board approved changes to the investment objective and investment strategies of Core Portfolio to align them with those of Growth and Income Portfolio.  Since the Portfolios now have identical investment objectives and investment strategies, ING IM does not anticipate needing to sell a significant portion of Core Portfolio’s holdings shortly prior to the Closing Date if the Reorganization is approved.  If any of Core Portfolio’s holdings are sold prior to the Closing Date the proceeds of such sales are expected to be invested in securities that ING IM wishes for Growth and Income Portfolio to hold and temporary investments, which will be delivered to Growth and Income Portfolio at the Closing Date. During the transition period, Core Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, ING IM, as the sub-adviser to Growth and Income Portfolio, may also sell portfolio holdings that it acquired from Core Portfolio, and Growth and Income Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process.  Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

Future Allocation of Premiums

Shares of Core Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to Core Portfolio will be allocated to Growth and Income Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interest of Core Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees, approved the Reorganization and voted to recommend to shareholders that they approve the Reorganization.  The Board is therefore recommending that Core Portfolio’s shareholders vote “FOR” the Reorganization.

What factors did the Board consider?

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following (1) the announced departure of the former lead portfolio manager from Janus; (2) an analysis of potential unaffiliated sub-advisers that could replace Janus; (3) DSL’s analysis of potential alternative portfolios that could have served as a merger partner for Core Portfolio other than Growth and Income Portfolio; (4) the lower gross and net expense ratios that current shareholders of Core Portfolio are expected to experience as a result of the Reorganization; (5) the comparative fee structure of the Portfolios; (6) the relatively high volatility of Core Portfolio when it was sub-advised by Janus; (7) the investment performance of Growth and Income Portfolio as compared to Core Portfolio for the one-, three-, and five-year periods ended May 31, 2011 as well as the comparative investment performance for prior calendar years; (8) the similarity and differences in investment styles between Core Portfolio, when sub-advised by Janus, and Growth and Income Portfolio sub-advised by ING IM; (9) the changes approved by the Board in the investment objective, policies, restrictions, management and portfolio holdings of Core Portfolio to align them with Growth and Income Portfolio; (10) the fact that Growth and Income Portfolio has a significantly larger asset size than Core Portfolio, which is likely to result in economies of scale for the benefit of current shareholders of Core Portfolio; (11) the net revenue benefits for DSL and its affiliates, including the net revenue benefits accrued as the result of ING IM replacing Janus, a sub-adviser unaffiliated with DSL, as the sub-adviser to Core Portfolio; (12) the other potential benefits of the Reorganization to Core Portfolio’s shareholders; (13) the direct or indirect costs to be incurred by each Portfolio and its shareholders in connection with the Reorganization, including the cost of transitioning Core Portfolio; (14) the expected tax consequences of the Reorganization to Core Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (15) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios.

The Board of Core Portfolio recommends that shareholders approve the Reorganization with and into Growth and Income Portfolio.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

What happens if shareholders do not approve the Reorganization?

If shareholders of Core Portfolio do not approve the Reorganization, Core Portfolio will continue to be managed by DSL as described in the prospectus, and the Board will determine what additional action should be taken.

PROPOSAL TWO — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is Proposal Two?

Core Portfolio and DSL wish to retain the services of ING IM as the sub-adviser to Core Portfolio.  At a meeting held on June 23-24, 2011, the Board terminated Core Portfolio’s prior sub-advisory agreement with Janus, effective June 30, 2011.  As discussed above, in anticipation of the Reorganization described in Proposal One, the Board also approved changes in the investment objective and principal investment strategies to align them with those of Growth and Income Portfolio.  After a transition period during which Core Portfolio was managed by a transition manager, the Board appointed ING IM as the sub-adviser to Core Portfolio pursuant to the Interim Agreement between DSL and ING IM, effective July 21, 2011.  On July 15, 2011, the Board approved the Proposed Sub-Advisory Agreement subject to shareholder approval.  The Interim Agreement expires on December 18, 2011.  In the event the Reorganization is not approved, shareholders must approve the Proposed Sub-Advisory Agreement, if ING IM is to serve beyond the interim period.

If Proposal Two is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about November 4, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2013 and can be continued from year-to-year thereafter in accordance with its terms as described below.  A copy of the Proposed Sub-Advisory Agreement between DSL and ING IM is included as Appendix D.

Who is Core Portfolio’s investment adviser?

DSL, a Delaware limited liability company, serves as the investment adviser to Core Portfolio.  For more information on DSL, please see “How does the Management of the Portfolios compare?” in Proposal One.  See Appendix E for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL.

Who was the Sub-Adviser?

Janus, together with its predecessors, has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to Separately Managed Accounts, Mutual Funds, as well as Commingled Pools or private funds, and Wrap Fee Accounts. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCG”) which owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. JCG is a publicly traded company with principal operations in the financial asset management businesses. The principal address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206. As of December 31, 2010, JCG assets under management were approximately $169.5 billion.

On May 12, 2011, Janus announced that David Decker, the lead portfolio manager to Core Portfolio, was leaving Janus and would cease to be the portfolio manager to Core Portfolio, effective June 30, 2011.  Following the announcement, the Board directed DSL to explore options to address the Board’s concern regarding the change in portfolio manager.  After analyzing the alternatives, DSL recommended merging Core Portfolio into Growth and Income Portfolio.

Who is the proposed Sub-Adviser?

Founded in 1972, ING IM is a Connecticut corporation registered as an investment adviser.  For more information on ING IM, please see “How does the Management of the Portfolios compare?” in Proposal One.

See Appendix E for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM, including a Director and Officer of Core Portfolio who is also an officer of ING IM.   Growth and Income Portfolio is the only other investment company with investment objectives similar to that of Core Portfolio for which ING IM acts as a sub-adviser, for more information on the annual rate of compensation paid by and the net assets of Growth and Income Portfolio, please see Proposal One.

How will Proposal Two, if approved, affect the management of Core Portfolio?

As discussed above, the day-to-day management of Core Portfolio is currently provided by ING IM pursuant to the Interim Agreement.  If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to Core Portfolio and provide the day-to-day management of Core Portfolio. DSL would be responsible for monitoring the investment program and performance of ING IM with respect to Core Portfolio.

The following investment professionals with ING IM are primarily responsible for the day-to-day management of the Portfolio:

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

Were there changes to the name of the Portfolio, its investment objective, and principal investment strategies?

Yes, changes were already made to the name of Core Portfolio, its investment objective, and principal investment strategies in connection with the termination of Janus and the appointment of ING IM pursuant to the Interim Agreement.  As described in Proposal One, on June 23-24, 2011, the Board approved changes to the Portfolio’s name, investment objective, and principal investment strategies.

These changes are detailed in a supplement to Core Portfolio’s current prospectus dated June 30, 2011, which was mailed to shareholders.  For more information on the investment objective and principal investment strategies of Core Portfolio prior to June 30, 2011, see Appendix B.  No additional changes to Core Portfolio, its name, investment objectives, or principal investment strategies are anticipated in connection with Proposal Two.

What are the terms of the Advisory Agreement?

The Investment Advisory Agreement between Core Portfolio and DSL (“Advisory Agreement”) requires DSL to oversee the provision of all investment advisory and portfolio management services for the Portfolio.  The Advisory Agreement requires DSL to provide, subject to the supervision of the Board, investment advice and investment services to Core Portfolio and to furnish advice and recommendations with respect to the investment of Core Portfolio’s assets and the purchase or sale of its portfolio securities.  The Advisory Agreement also permits DSL to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers.  DSL oversees the investment management services of Core Portfolio’s sub-adviser.

The Advisory Agreement provides for a unified or “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of Core Portfolio.  DSL procures and pays for the services and information necessary to the proper conduct of Core Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services.  DSL also acts as liaison among the various service providers to Core Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which Core Portfolio offers its shares, among others.  DSL also reviews Core Portfolio for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of Core Portfolio.  DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by Core Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

From time to time, DSL may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board.  It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities.  Core Portfolio and DSL have received exemptive relief from the SEC to permit DSL, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Core Portfolio’s shareholders.  Core Portfolio will notify shareholders of any change in the identity of a sub-adviser of Core Portfolio, the addition of a sub-adviser to Core Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the name of Core Portfolio and its investment strategies may also change.

The Advisory Agreement provides that DSL is not subject to liability to Core Portfolio for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

After an initial two-year term, the Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of Core Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

For the services it provides to Core Portfolio under the Advisory Agreement, DSL currently receives an advisory fee, payable monthly, at the annual rate of Core Portfolio’s average daily net assets shown in the table below.  The table below also indicates the annual fees (advisory fees) paid by Core Portfolio to DSL for the fiscal year ended December 31, 2010.

	Annual Advisory Fee (as a percentage of average daily net assets)	Advisory Fees Paid for Fiscal Year Ended December 31, 2010
Core Portfolio	0.810% on the first $250 million; 0.770% on the next $400 million; 0.730% on the next $450 million; and 0.670% of assets in excess of $1.1 billion.	$4,307,784

In anticipation of the proposed Reorganization and in connection with the appointment of ING IM as sub-adviser under the Interim Agreement, DSL has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses in amounts necessary to limit the expenses of each class of Core Portfolio so that they align with Growth and Income Portfolio’s net expense ratios.  Effective July 1, 2011, DSL is contractually obligated to limit expenses to 1.20%, 0.60%, 0.85%, and 1.00% for Class ADV, Class I, Class S, and Class S2, respectively, through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses. This obligation will automatically renew for one-year terms unless it is terminated by Core Portfolio or DSL upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the DSL within three years.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between DSL and ING IM is included as Appendix D.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix D.

The Proposed Sub-Advisory Agreement is materially identical to the Interim Agreement.  As compared to the prior sub-advisory agreement with Janus, the key terms of the Proposed Sub-Advisory Agreement are substantially similar with the exception of the effective dates and the indemnification provisions.  Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM would be paid by DSL, and not by Core Portfolio.  Pursuant to the Proposed Sub-Advisory Agreement, ING IM would act as Core Portfolio’s sub-adviser.  In this capacity, ING IM would furnish Core Portfolio with investment advisory services in connection with a continuous investment program and manage Core Portfolio’s investments in accordance with its investment objective, investment policies, and restrictions, as set forth in Core Portfolio’s prospectus and statement of additional information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, would determine and select the securities to be purchased for and sold from Core Portfolio and place orders with and gives instructions to brokers, dealers, and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, ING IM would not be liable to the Company, its shareholders or to DSL for any act or omission resulting in any loss suffered by the Company, Core Portfolio or Core Portfolio’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement would be pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets).  The sub-advisory fee paid by DSL for fiscal year ended December 31, 2010 was paid to the former sub-adviser, Janus.

	Annual Sub-Advisory Fee (as a percentage of average daily net assets)	Sub-Advisory Fees Paid for Fiscal Year Ended December 31, 2010
Core Portfolio	0.450% on the first $100 million; 0.400% on the next $100 million; 0.350% on the next $200 million; 0.325% on the next $500 million; and 0.300% of assets in excess of $900 million.	$2,026,013

If Proposal Two is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or around November 4, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  Thereafter, unless earlier terminated, the Proposed Sub-Advisory Agreement shall continue in full force and effect for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board; or (ii) the vote of a majority of the outstanding voting shares of Core Portfolio, and provided that such continuance is also approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The Proposed Sub-Advisory Agreement may be terminated by DSL at any time, upon sixty (60) days’ written notice to ING IM and Core Portfolio; by Core Portfolio at any time without payment of any penalty, upon the vote of a majority of Core Portfolio’s Board; or a majority of the outstanding voting securities of Core Portfolio, upon sixty (60) days’ written notice to DSL and ING IM.  The Proposed Sub-Advisory Agreement also may be terminated by ING IM upon three (3) months’ written notice, unless Core Portfolio or DSL requests additional time to find a replacement for ING IM.  In such a case, ING IM must allow the additional time requested by Core Portfolio or DSL, but the extension may not exceed three (3) months beyond the initial three (3) month notice period.  However, ING IM may terminate the Proposed Sub-Advisory Agreement at any time without penalty, effective upon written notice to DSL and Core Portfolio, if either ING IM (acting in good faith) or DSL ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Portfolio; if DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or if ING IM does not receive compensation for its services from DSL or Core Portfolio as required by the terms of the Proposed Sub-Advisory Agreement.

What are the changes to Core Portfolio’s fee structure due to the appointment of ING IM as sub-adviser?

Core Portfolio’s fee structure is not expected to change with the appointment of ING IM as sub-adviser under the Proposed Sub-Advisory Agreement.

Who are the other service providers to Core Portfolio?

ING Investments Distributor, LLC (“IID”) is the principal underwriter and distributor for Core Portfolio.  IID’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. IID is an affiliate of DSL and an indirect, wholly-owned subsidiary of ING Groep. IID received $1,382,366 for its services to Core Portfolio for the fiscal year ended December 31, 2010.

During the fiscal year ended December 31, 2010, Core Portfolio did not pay any brokerage commissions to affiliated broker-dealers.

What is the required vote?

Shareholders of Core Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective.  Approval of the Proposed Sub-Advisory Agreement by Core Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of Core Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of Core Portfolio present at the Special Meeting if more than 50% of the outstanding voting securities of Core Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of Core Portfolio.

What happens if shareholders do not approve Proposal Two?

If shareholders of Core Portfolio do not approve the Proposed Sub-Advisory Agreement, Core Portfolio will continue to be managed by ING IM under the Interim Agreement until no later than December 18, 2011, and the Board will determine what additional action(s) should be taken.

What was the process of selecting ING IM as the sub-adviser to Core Portfolio?

DSL did not conduct a traditional sub-adviser search in connection with recommending the appointment of ING IM as interim and “permanent” sub-adviser to Core Portfolio.  Following the announcement that David Decker was departing from Janus, at the May 19, 2011 Board meeting, the Board instructed DSL to explore options to address the Board’s concern regarding the change in portfolio manager.  After exploring the options, DSL determined to reorganize Core Portfolio into another ING portfolio.  In reviewing potential acquiring portfolios, DSL considered a number of factors that were relevant to the selection of an acquiring portfolio. Each potential acquiring portfolio was evaluated based on investment process, investment performance, and expenses.  On June 23-24, 2011, DSL recommended, and the Board approved, the Reorganization with and into Growth and Income Portfolio.  In anticipation of the merger, DSL recommended and the Board approved the termination of the Portfolio Management Agreement between Janus and DSL and approved the Interim Agreement between DSL and ING IM, the sub-adviser to Growth and Income Portfolio.

What are the factors that were considered by the Board?

At a special telephonic meeting of the Board held on June 23-24, 2011, the Board, including a majority of the Independent Trustees, determined to:  (1) approve the reorganization of Core Portfolio with and into Growth and Income Portfolio, subject to shareholder approval of the Reorganization  (2) terminate Janus as sub-adviser to Core Portfolio effective June 30, 2011 in connection with the scheduled departure of the Portfolio’s lead portfolio manager; (3) appoint ING IM as sub-adviser to Core Portfolio; and (4) approve an interim sub-advisory agreement with ING IM that became effective in July, under which ING IM would serve as the sub-adviser to Core Portfolio and provide day-to-day management services to Core Portfolio for a period of up to 150 days.  At a meeting of the Board held on July 15, 2011, the Board, including a majority of the Independent Trustees, approved the Proposed Sub-Advisory Agreement under which ING IM would continue to serve as Sub-Adviser to Core Portfolio prior to the merger in December 2011.  The Proposed Sub-Advisory Agreement is subject to shareholder approval and is expected to become effective immediately upon shareholder approval.  The Interim Agreement was put into place to bridge the period between the termination of Janus and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Proposed Sub-Advisory Agreement and Reorganization.

In determining whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Interim Agreement and Proposed Sub-Advisory Agreement should be approved for Core Portfolio.  The materials provided to the Board to inform its consideration of whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreement included the following:  (1) ING IM’s presentation before the Domestic Equity Funds Investment Review Committee at its June 23-24, 2011 meetings; (2) memoranda and related materials provided to the Board in advance of its June 23-24, 2011 and July 15, 2011 meetings discussing:  (a) DSL’s rationale for recommending that ING IM serve as Sub-Adviser to Core Portfolio, (b) the performance of ING IM in managing Growth and Income Portfolio, the surviving fund in the merger, and (c) the capabilities of the ING IM’s growth and income research teams; (3) Fund Analysis and Comparison Tables for Core Portfolio that provide information about the performance of the Growth and Income Portfolio and the performance of Core Portfolio’s proposed Selected Peer Group; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Interim Agreement and Proposed Sub-Advisory Agreement;

(6) an analysis regarding the effect that the proposed sub-adviser addition would have on the profitability of DSL, the adviser to Core Portfolio; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as Sub-Adviser to Core Portfolio, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following:  (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the Interim Agreement and Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Interim Agreement and Proposed Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as Core Portfolio’s sub-adviser; (6) the costs for the services to be provided by ING IM, including that the management fee would not change after the appointment of ING IM; (7)  the sub-advisory fee payable by DSL to ING IM and the resulting increase in the profitability of DSL arising out of the lower sub-advisory fee payable by DSL to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of Core Portfolio’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had been previously approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to Core Portfolio under the Interim Agreement and the Proposed Sub-Advisory Agreement with ING IM; (2) the sub-advisory fee rate payable by DSL to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from Core Portfolio’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the Proposed Sub-Advisory Agreement for Core Portfolio.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Two is in the best interests of Core Portfolio and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including the majority of the Independent Trustees present at its June 23-24, 2011 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” Proposal Two to appoint ING IM as sub-adviser to Core Portfolio and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Core Portfolio is organized as a separate series of ING Investors Trust (“IIT”), an open-end management investment company organized as a Massachusetts business trust.  IIT is governed by a board of trustees consisting of 10 members.  For more information on the history of IIT, see the SAI of the Disappearing Portfolio.

Growth and Income Portfolio is organized as a separate series of ING Variable Funds (“IVF”), an open-end management investment company organized as a Massachusetts business trust.  IVF is governed by a board of trustees consisting of 6 members.  For more information on the history of IVF, see the SAI of the Acquiring Portfolio.

Dividends and Other Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2010 and on a pro forma basis as of December 31, 2010, giving effect to the reorganization

	Core Portfolio	Growth and Income Portfolio	Adjustments		Growth and Income Portfolio Pro Forma
Class ADV
Net Assets	$778,545	$6,037,481	$—		$6,816,026
Net Asset Value Per Share	$11.81	$21.74			$21.74
Shares Outstanding	65,937	277,746	(30,125	)(A)	313,558
Class I
Net Assets	$18,195,616	$2,253,794,002	$—		$2,271,989,618
Net Asset Value Per Share	$12.12	$21.94			$21.94
Shares Outstanding	1,501,145	102,720,601	(671,810	)(A)	103,549,936
Class S
Net Assets	$515,937,059	$480,529,350	$—		$996,466,409
Net Asset Value Per Share	$12.07	$21.77			$21.77
Shares Outstanding	42,742,370	22,071,149	(19,042,919	)(A)	45,770,600
Class S2
Net Assets	$22,497,047	$5,087	$—		$22,502,134
Net Asset Value Per Share	11.97	21.52			$21.52
Shares Outstanding	1,878,802	236	(833,400	)(A)	1,045,638

(A)  Reflects new shares issued, net of retired shares of Core Portfolio.  (Calculation:  Net Assets ÷ NAV per share.)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Core Portfolio’s shareholders.

How is my proxy being solicited?

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting.  Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about September 28, 2011.  In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Voting Instruction Card.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the IIT a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of Core Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  The holders of 30 percent of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  Shares have no preemptive or subscription rights.

Only shareholders of Core Portfolio at the close of business on August 12, 2011 (the “Record Date”) will be entitled to be present and give voting instructions for Core Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on November 3, 2011.  Appendix G sets forth the number of shares of each class of Core Portfolio issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and participating insurance companies will vote Core Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Core Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of Core Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

[To the knowledge of DSL, as of August 12, 2011, no current Trustee owns 1% or more of the outstanding shares of the Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of Core Portfolio.]

Appendix G hereto lists the persons that, as of August 12, 2011 owned beneficially or of record 5% or more of the outstanding shares of any class of Core Portfolio or Growth and Income Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

Core Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement/Prospectus.

What is “Householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless Core Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform Core Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

Who pays for this Proxy Solicitation/Prospectus?

Core Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement/Prospectus or the Special Meeting of Shareholders.  ING Investments (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.
Secretary

September 28, 2011

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                         , 2012, by and between ING Variable Funds (“IVF”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Growth and Income Portfolio (the “Acquiring Portfolio”), and ING Investors Trust (“IIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING Core Growth and Income Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class ADV, Class I, Class S and Class S2 voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of IVF has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.          Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class ADV share of the Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume the known liabilities of the Acquired Portfolio set forth in the Acquired Portfolio’s Statement of Assets and Liabilities as of the Closing Date delivered by IIT, on behalf of the Acquired Portfolio, to IVF, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class ADV, Class I, Class S and Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be so credited to shareholders of Class ADV, Class I, Class S and Class S shares of the Acquired Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class ADV, Class I, Class S and Class S2 Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio will represent a number of   the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares in connection with such exchange.

1.5.          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.             VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.          The net asset value of a Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.          The number of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.             CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be December 2, 2011 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.          The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing

Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I, Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.             REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquired Portfolio, represents and warrants to IVF as follows:

(a)       The Acquired Portfolio is duly organized as a series of IIT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by IVF, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IIT, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2010 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)        Since December 31, 2010, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)      All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of Trustees of IIT, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)       The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IVF, IVF, on behalf of the Acquiring Portfolio, represents and warrants to IIT as follows:

(a)       The Acquiring Portfolio is duly organized as a series of IVF, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IVF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       IVF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IVF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IVF, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IVF, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IVF, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  IVF, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2010 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)        Since December 31, 2010, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)        All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IVF and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)      The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of IVF, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)       The information to be furnished by IVF for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)       That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Portfolio covenants that the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares received at the Closing.

5.8.          The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          IIT, on behalf of the Acquired Portfolio, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IVF, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) IIT’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) IVF’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IIT, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IVF, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of IVF, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          IVF shall have delivered to IIT a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to IIT and dated as of the Closing Date, to the effect that the representations and warranties of IVF, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as IIT shall reasonably request;

6.3.          IVF, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IVF, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class ADV Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IVF, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IVF’s election, to the performance by IIT, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of IIT, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          IIT shall have delivered to IVF a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IIT;

7.3.          IIT shall have delivered to IVF on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to IVF and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as IVF shall reasonably request;

7.4.          IIT, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.             FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Portfolio, or IVF, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to IVF.  Notwithstanding anything herein to the contrary, neither IIT nor IVF may waive the conditions set forth in this paragraph 8.1;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IVF or IIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.  The parties shall have received the opinion of Dechert LLP addressed to IIT and IVF substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT and IVF.  Notwithstanding anything herein to the contrary, neither IIT nor IVF may waive the condition set forth in this paragraph 8.5.

9.             BROKERAGE FEES AND EXPENSES

9.1.          IIT, on behalf of the Acquired Portfolio, and IVF, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.          INDEMNIFICATION

10.1.        Subject to the exceptions and limitations contained in Section 10.2 and 10.3 below:

10.1.1.     every person who is, or has been, a Trustee of IIT or IVF (a “Covered Person”) shall be indemnified by IVF to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise which arise from or relate to the Acquired Portfolio.

10.1.2.     the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal, administrative or regulatory and including, without limitation, inquiries, investigations and appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities; provided, however that any Trustee who is an “interested person” of an investment adviser to IIT or IVF, within the meaning of the 1940 Act, shall be indemnified only for liabilities and expenses arising from his or her status as a Trustee.  The rights of indemnification provided hereunder are in addition to, and not in lieu of, any other rights of indemnification that a Trustee may have.

10.2.        The obligation to provide indemnification herein shall arise only under circumstances in which insurance coverage does not exist, is inadequate, or is not reasonably available to the Covered Person in a timely manner.  Before making a claim hereunder a Covered Person shall use reasonable efforts to seek coverage under any policy of insurance maintained by IIT.  Upon a determination by a Covered Person that coverage does not exist for any liability or expense, or that such coverage is not reasonably available in a timely manner, such Covered Person may seek indemnification hereunder; provided however that, upon request from IVF, such Covered Person shall make reasonable efforts to provide IVF with the benefit of any coverage or recovery that subsequently becomes available.

10.3.        No indemnification shall be provided hereunder:

10.3.1.     against any liability by reason of a final adjudication by a court or other body before which a proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

10.3.2.     in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (a) resulting in a payment by a Covered Person, unless the Covered Person is able to obtain a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by any one of the following methods:

10.3.2.1.      by the court or other body approving the settlement or other disposition; or

10.3.2.2.      by a vote of a majority of the disinterested, non-party Trustees of IVF acting on the matter (provided that a majority of the Trustees of IVF then in office act on the matter) based upon a review of readily available facts (as opposed to full trial-type inquiry); or

10.3.2.3.      by written opinion of Independent Legal Counsel as defined in Section 10.5, based upon a review of readily available facts (as opposed to full trial-type inquiry).

10.4.        Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 10.1. including, without limitation, a claim, action, suit, or proceeding for which insurance coverage exists as contemplated by Section 10.2 hereof, shall be advanced by IVF on behalf of the Acquiring Portfolio prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification hereunder, provided that either:

10.4.1.     such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or IVF shall be insured against losses arising out of any such advances; or

10.4.2.     a majority of the disinterested, non-party Trustees of IVF acting on the matter or an Independent Legal  Counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

10.5.        Independent Legal Counsel means a law firm, or a member of a law firm chosen by the Covered Person or Covered Persons (a) that is not objectionable to the Board of Trustees of IVF, based on a reasonable assessment, and (b) that neither presently is, nor in the past two years has been, retained to represent: (i) IIT, IVF or the Covered Person in any matter material to either such party, or (ii) any other party to the claim, action, suit or proceeding giving rise to a claim for indemnification hereunder.

10.6.        No Covered Person shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

10.7         The rights of indemnification contemplated herein shall survive the Closing and shall inure to the benefit of their heirs, executors, administrators and assigns of each Covered Person.

11.          ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.        IIT and IVF agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

12.          TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before March 30, 2011, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.          AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT and IVF; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.          NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Variable Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109

Attn: Philip H. Newman

ING Investors Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz.

15.          HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

15.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of IIT or the Declaration of Trust of IVF, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING VARIABLE FUNDS, on behalf of its series
ING Growth and Income Portfolio

By:
Name:	Todd Modic
Title:	Senior Vice President

ING INVESTORS TRUST, on behalf of its series
ING Core Growth and Income Portfolio

By:
Name:	Kimberly A. Anderson
Title:	Senior Vice President

APPENDIX B

PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF ING CORE GROWTH AND INCOME PORTFOLIO PRIOR TO JUNE 30, 2011

As you can see from the chart, prior to June 30, 2011, under normal market conditions, ING Core Growth and Income Portfolio (“Core Portfolio”) invested at least 80% of its net assets (plus borrowing for investment purposes) in equity securities with the potential for long-term growth of capital.  Currently, Core Portfolio invests at least 65% of its total assets in common stocks that the sub-adviser believes have significant potential for capital appreciation or income growth or both.  Under the prior principal investment strategy, Core Portfolio was classified as non-diversified and permitted to invest a significant portion of its assets in a single issuer and could invest more than 25% of its assets in one or more sectors such as financial services.  Under the current principal investment strategies, Core Portfolio may not invest a significant portion of its assets in a single issuer and does not concentrate in a single sector.  Moreover, under the prior strategies, the Core Portfolio could emphasize special situations, and the current strategies do not emphasize special situations.

ING Core Growth and Income Portfolio (formerly ING Janus Contrarian Portfolio)
Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The sub-adviser (“Sub-Adviser”) emphasizes investments in companies with high or improving return on invested capital, strong free cash flow, and an attractive risk/reward profile. These companies may also include special situations companies that are misunderstood or unrecognized by the broader market and/or are temporarily out of favor. The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps, and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance returns, securities purchased on a when-issued, delayed delivery or forward commitment basis, or illiquid investments (up to 15%). The Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors such as financial services or other sectors.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Sub-Adviser applies a bottom up approach in choosing investments. The Sub-Adviser analyzes companies on an individual basis and selects what are believed to be the best investment opportunities regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when the Sub-Adviser chooses investments for the Portfolio. Income realized on the Portfolio’s investments may be incidental to its objective.

The Portfolio is classified as non-diversified, which means that it may invest a significant portion of its assets in a single issuer. Although the Portfolio may satisfy the requirements for a diversified Portfolio, its non-diversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s net asset value or total return. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Principal Risks

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Concentration As a result of the Portfolio concentrating its assets in securities related to a particular industry/sector, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector as a group fall out of favor, the Portfolio could underperform funds that have greater industry diversification.

Credit Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

ING Core Growth and Income Portfolio (formerly ING Janus Contrarian Portfolio)

Currency To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will declinein value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

High-Yield Securities Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate With bonds and other debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Issuer Non-Diversification The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Leverage Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

ING Core Growth and Income Portfolio (formerly ING Janus Contrarian Portfolio)

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

When Issued and Delayed Delivery Securities and Forward Commitments When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

APPENDIX C

ADDITIONAL INFORMATION REGARDING ING GROWTH AND INCOME PORTFOLIO

Management of the ING Growth and Income Portfolio

ING Investments, LLC

ING Investments, LLC (“ING Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to ING Growth and Income Portfolio (“Growth and Income Portfolio”). ING Investments has overall responsibility for the management of Growth and Income Portfolio. ING Investments oversees all investment advisory and portfolio management services for Growth and Income Portfolio.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries. With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations.

There can be no assurance that the restructuring plan will be carried out through two offerings or at all. The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service Growth and Income Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability.

In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of Growth and Income Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on Growth and Income Portfolio or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

As of December 31, 2010, ING Investments managed approximately $47.5 billion in assets.

ING Investment Management Co.

ING Investments has engaged ING Investment Management Co. (“ING IM”) to provide the day-to-day management of Growth and Income Portfolio’s portfolio.  ING IM is an affiliate of ING Investments.

ING IM, a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2010, ING IM managed approximately $59.04 billion in assets.

The following individuals are jointly responsible for the day-to-day management of Growth and Income Portfolio.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Michael Pytosh, Portfolio Manager, joined ING Investment Management in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

Additional Information Regarding the Portfolio Managers

The Statement of Additional Information, dated April 29, 2011, provides additional information about Growth and Income Portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in Growth and Income Portfolio.

Portfolio Holdings

A description of Growth and Income Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s Statement of Additional Information, dated April 29, 2011. Growth and Income Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The net asset value (“NAV”) per share for each class of Growth and Income Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). Growth and Income Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Growth and Income Portfolio shares will not be priced on those days. The NAV per share of each class of Growth and Income Portfolio is calculated by taking the value of Growth and Income Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent Growth and Income Portfolio invests in other open-end funds (other than ETFs), Growth and Income Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when Growth and Income Portfolio’s NAV is not calculated. As a result, the NAV of Growth and Income Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, Growth and Income Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by Growth and Income Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                 Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                 Securities of an issuer that has entered into a restructuring;

•                 Securities whose trading has been halted or suspended;

•                 Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                 Securities that are restricted as to transfer or resale.

Growth and Income Portfolio or ING Investments may rely on the recommendations of a fair value pricing service approved by Growth and Income Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The ING Investments will make such determinations in good faith in accordance with procedures adopted by Growth and Income Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that Growth and Income Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which Growth and Income Portfolio determines its NAV per share.

How to Buy and Sell Shares

Growth and Income Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of Growth and Income Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Growth and Income Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

Growth and Income Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which Growth and Income Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations.

Growth and Income Portfolio’s Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in Growth and Income Portfolio might be required to redeem the investment of one or more of its separate accounts from Growth and Income Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force Growth and Income Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in Growth and Income Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of ING Investments, is at risk of losing) its Qualified Plan status.

In addition, Growth and Income Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases Growth and Income Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, Growth and Income Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, Growth and Income Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. ING Investments and ING IM will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on Growth and Income Portfolio as a result of these transactions. So long as Growth and Income Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Growth and Income Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. Growth and Income Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and/or Shareholder Service Plan

Growth and Income Portfolio has a Shareholder Service and Distribution Plan for the Class ADV and Class S2 shares and a Distribution Plan for the Class S shares in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Under the 12b-1 Plans, payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV, Class S, and Class S2 shares and for shareholder services provided by securities dealers (including DSL) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV, Class S, and Class S2 shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in Growth and Income Portfolio.  The annual distribution and shareholder service fees under the 12b-1 Plans may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of Class ADV and Class S2 shares and 0.25% of the average daily net assets of Class S shares.  The distributor has agreed to waive 0.05% and 0.10% of the distribution fees for Class ADV and Class S2 shares, respectively, through May 1, 2013.  There is no guarantee that these waivers will continue after that date.  Because these fees are paid out of Growth and Income Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Frequent Trading - Market Timing

Growth and Income Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of Growth and Income Portfolio. Shares of Growth and Income Portfolio is primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans.

Omnibus accounts generally do not identify customers’ trading activity on an individual basis. Growth and Income Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of Growth and Income Portfolio.

Growth and Income Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, Growth and Income Portfolio may make a determination that certain trading activity is harmful to Growth and Income Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in Growth and Income Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. Growth and Income Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary.

Growth and Income Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

Growth and Income Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of Growth and Income Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments or ING IM to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of Growth and Income Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease Growth and Income Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Growth and Income Portfolio’s performance.

If Growth and Income Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time Growth and Income Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in Growth and Income Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by Growth and Income Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by Growth and Income Portfolio is halted and does not resume prior to the time Growth and Income Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. Growth and Income Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Growth and Income Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to Growth and Income Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by Growth and Income Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in Growth and Income Portfolio will occur. Moreover, decisions about allowing trades in Growth and Income Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of Growth and Income Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from Growth and Income Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling Growth and Income Portfolio’s shares and/or for servicing shareholder accounts. In addition, Growth and Income Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. ING Investments, Distributor, Administrator, or affiliated entities of Growth and Income Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from Growth and Income Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. Growth and Income Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in Growth and Income Portfolio. These payments as well as payments from Growth and Income Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make Growth and Income Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of Growth and Income Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in Growth and Income Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use Growth and Income Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Growth and Income Portfolio, ING Investments, and the Distributor are not

parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Dividends, Distributions, and Taxes

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. Growth and Income Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of Growth and Income Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, Growth and Income Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.  Growth and Income Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, Growth and Income Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains.

Growth and Income Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of Growth and Income Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See Growth and Income Portfolio’s Statement of Additional Information, dated April 29, 2011, for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT.  FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of Growth and Income Portfolio for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of Growth and Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from Growth and Income Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2010, are incorporated herein by reference.

		Income (loss) from investment operations									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Less distributions from net investment income	Total Distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)		(%)	(%)		(%)		(%)		($000’s)	(%)
Class ADV
12-31-10	19.31	0.15	*	2.47	2.62	0.19	0.19	21.74	13.55		1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	15.04	0.18	*	4.29	4.47	0.20	0.20	19.31	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	24.61	0.23	*	(9.58)	(9.35)	0.22	0.22	15.04	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	23.38	0.72	*	0.84	1.56	0.33	0.33	24.61	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	23.70	0.01	*	(0.06)	(0.05)	0.27	0.27	23.38	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-10	19.42	0.22		2.53	2.75	0.23	0.23	21.94	14.14		0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	15.11	0.27	*	4.30	4.57	0.26	0.26	19.42	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	0.32	15.11	(37.63	)(a)	0.60	0.60	†	060	†	1.64	†	1,622,085	169
12-31-07	23.38	0.33	*	1.40	1.73	0.35	0.35	24.76	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	20.71	0.25	*	2.69	2.94	0.27	0.27	23.38	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
Class S
12-31-10	19.28	0.18		2.48	2.66	0.17	0.17	21.77	13.81		0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	15.00	0.19		4.32	4.51	0.23	0.23	19.28	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	24.63	0.25	*	(9.58)	(9.33)	0.30	0.30	15.00	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	23.30	0.37	*	1.29	1.66	0.33	0.33	24.63	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	143
12-31-06	20.69	0.20	*	2.64	2.84	0.23	0.23	23.30	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
Class S2
12-31-10	19.26	0.14		2.28	2.42	0.16	0.16	21.52	12.55		0.10	1.00	†	1.00	†	0.72	†	5	117
2-27-09(4)-12-31-09	12.69	(0.06	)*	6.72	6.66	0.09	0.09	19.26	52.46		1.11	1.01	†	1.01	†	(0.39	)†	5	104

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than a year.
(3)

Expense ratios reflect operating expenses of the Growth and Income Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement of the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).
(a)	There was no impact on total return by the affiliate payment.

APPENDIX D

FORM OF PROPOSED SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this 3rd day of August, 2011, between Directed Services LLC, a Delaware limited liability company (the “Manager”), and ING Investment Management Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, dated April 29 2005, as amended and restated (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)           With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the

Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Investors Trust

7337 E. Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout Jr.

If to the Sub-Adviser:

ING Investment Management Co.

10 State House Square

Hartford, CT  06103-3602

Attention:  Christopher Kurtz

With a copy to:

ING Investment Management Co.

230 Park Avenue

New York, NY  10169

Attention:  Gerald Lins

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania  19380

Attention:  Chief Counsel

16.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

17.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

ING INVESTMENT MANAGEMENT CO.

By:

Name:
Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING INVESTMENT MANAGEMENT CO.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio)	0.4500% on first $100 million 0.4000% on next $100 million 0.3500% on next $200 million 0.3250% on next $500 million 0.3000% thereafter

APPENDIX E

PRINCIPAL EXECUTIVE OFFICERS

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

 Kimberly A. Anderson – Senior Vice President

 Michael J. Roland – Senior Vice President and Chief Compliance Officer

David Pendergrass – Vice President and Treasurer

Joy M. Benner – Secretary

Principal Executive Officers of the Trust who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson – Senior Vice President

Directors and Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Jeffrey T. Becker – Director, Chairman and Chief Executive Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Director and Executive Vice President

Shaun P. Mathews – Director and Executive Vice President

Christine L. Hurtsellers – Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky – Executive Vice President

Daniel L. Wilcox – Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins – General Counsel

E-1

APPENDIX F

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

F-1

PART B

ING INVESTORS TRUST

Statement of Additional Information

September 28, 2011

Acquisition of the Assets and Liabilities of:

ING Core Growth and Income Portfolio

(formerly, ING Janus Contrarian)

(A Series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

By and in Exchange for Shares of: ING Growth and Income Portfolio (A Series of ING Variable Funds) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Investors Trust (“SAI”) is available to the shareholders of ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian), a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of ING Core Growth and Income Portfolio will be transferred to ING Growth and Income Portfolio, a series of ING Variable Funds, in exchange for shares of ING Growth and Income Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for ING Growth and Income Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.               The SAI for ING Core Growth and Income Portfolio, dated April 29, 2011, as filed on April 27, 2011 (File No: 033-23512) and the SAI for ING Growth and Income Portfolio dated April 29, 2011, as filed on April 25, 2011 (File No: 002-51739).

2.               The Financial Statements of ING Core Growth and Income Portfolio included in the Annual Report dated December 31, 2010, as filed on March 7, 2011 and the Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (File No: 811-05629) and the Financial Statements of ING Growth and Income Portfolio included in the Annual Report dated December 31, 20010, as filed on March 7, 2011 and the Semi-Annual Report dated June 30, 2010, as filed on September 3, 2010 (File No. 811-2514).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated September 28, 2011, relating to the Reorganization of ING Core Growth and Income Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

ING GROWTH AND INCOME PORTFOLIO

Set forth below is an excerpt from ING Growth and Income Portfolio’s annual report dated December 31, 2010.

*           *           *           *

Market Perspectives:  Year Ended December 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to e750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth e67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance e85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
MSCI All Country World Index (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
S&P Developed Property Index

An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P 1500 Supercomposite Healthcare Sector Index

An unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400 and S&P SmallCap 600 Index (which includes large, medium and small companies).

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P North American Natural Resources Sector Index

An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

MSCI All Country World Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets Index

An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI Europe, Australasia and Far East® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Index	Measures the performance of the utilities sector.
Russell MidCap® Value Index	An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Barclays Capital U.S. Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

Portfolio Manager’s Report

ING Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 14.14% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The Portfolio lagged the benchmark for the one yearperiod. Security selection in a handful of stocks, particularly in the financials, healthcare and consumer discretionary sectors, detracted from performance during the period. Selection among industrials and information technology, however, partially offset those losses.

Within financials our focus on what we believe are high quality companies was a headwind for the Portfolio as a number of high quality banks and lenders got tarnished due to the foreclosure issues towards the middle of the past year. The Portfolio’s position in Bank of America Corp. was most unfavorable within the sector. We owned the stock as it was trading at a significantly discounted valuation, representing an attractive entry point for the stock of a dominant consumer bank with opportunities to better leverage its scale and more efficiently integrate its diverse business lines. The company had disappointing second quarter earnings and was mired in the mortgage foreclosure issues during the third quarter, which led to a drop in the stock price.

Within healthcare, the Portfolio’s position in Zimmer Holdings, Inc. was negatively affected by some bad news at a competitor firm. In technology, our position in Cisco Systems, Inc. was unfavorable as the stock was down for the period.  We owned the stock because we believed it had strong growth potential. The company has had some near term sales and earnings variability which hurt its stock price. We have exited all the above mentioned positions as of the end of the reporting period.

Among the Portfolio’s favorable positions was Wabco Holdings, Inc. (“Wabco”), an industrials company. The company is a component supplier to trucks, trailers, buses and autos, predominantly in Western Europe. The Portfolio owns shares of Wabco as we believe it offers exposure to the cyclical recovery in European trucks, is a good play on secular growth and most importantly, it is a company that is not well covered by sell-side analysts. The position added returns to the portfolio as it reported strong third quarter numbers which were above analyst’s estimates. We continue to hold this position as we believe it has further upside potential.

Apple, Inc. was among the top performers for the period. We believed in the company’s growth prospects due to its strong product cycles despite the weak economy, and due to the success of the iPhone. We see further upside potential for the stock with the launch of the iPad and the iPhone4, which we believe will add value to the company’s bottom line. We believe the market did not fully appreciate the strength of these products; the stock rose with the successful launches and better than anticipated sales of both the iPad and iPhone. We continue to hold the stock as we believe it has more upside potential.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. We continue to be cautiously optimistic about the economy and believe that the Portfolio is well positioned to benefit from any uptick in the markets. We find plenty of companies that have strong financial characteristics, which we believe will benefit as the markets continue to invest in and differentiate among companies based on fundamentals. We continue to be constructive on U.S. and global economic prospects and are slightly biased towards companies that are leveraged to the global economic recovery. In light of this, we are currently overweight in technology, energy and early cycle industrials. We are cautious, however, about sectors that may confront significant policy changes or are defensively positioned in the business cycle, such as healthcare, utilities and consumer staples.

Industry Allocation
as of December 31, 2010

(as a percent of net assets)

Information Technology	19.5%
Financials	16.3%
Energy	13.4%
Industrials	10.8%
Health Care	10.2%
Consumer Discretionary	9.8%
Consumer Staples	9.7%
Materials	3.9%
Telecommunication Services	2.6%
Utilities	1.8%
Other Assets and Liabilities — Net*	2.0%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings subject to change daily.

Top Ten Holdings*
as of December 31, 2010

(as a percent of net assets)

ExxonMobil Corp.	5.0%
Apple, Inc.	4.3%
Microsoft Corp.	3.7%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.1%
Qualcomm, Inc.	2.9%
Wal-Mart Stores, Inc.	2.9%
PepsiCo, Inc.	2.8%
Google, Inc. — Class A	2.5%
Citigroup, Inc.	2.5%

Portfolio holdings subject to change daily

Average Annual Total Returns for the Periods Ended December 31, 2010

	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	13.55%	—	—	(0.69)%		—		—
Class I	14.14%	2.60%	0.28%	—		—		—
Class S	13.81%	2.31%	—	—		5.17%		—
Class S2	12.55%	—	—	—		—		34.09%
S&P 500® Index	15.06%	2.29%	1.41%	(0.83	)%(1)	5.67	%(2)	36.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of ING Core Growth and Income Portfolio will be transferred to ING Growth and Income Portfolio, in exchange for shares of ING Growth and Income Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of December 2, 2011. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2010 (Unaudited)

	ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio)	ING Growth and Income Portfolio	Pro Forma Adjustments		Pro Forma Combined
	($)	($)	($)		($)
ASSETS:
Investments in securities at value +*	512,804,265	2,686,321,310	—		3,199,125,575
Short-term investments at value**	24,046,172	128,178,767	—		152,224,939
Cash	20,904,124	224,041	23,497,976	(B)	44,626,141
Foreign currencies at value***	2,173,001	—	(2,173,001	)(B)	—
Derivatives collateral	21,324,975	—	(21,324,975	)(B)	—
Receivables:
Investment securities sold	145	—	166,471	(B)	166,616
Fund shares sold	1,269,755	107,923	—		1,377,678
Dividends and interest	257,193	2,911,055	—		3,168,248
Unrealized appreciation of forward foreign currency contracts	240,756	—	(240,756	)(B)	—
Prepaid expenses	—	44,295	—		44,295
Total assets	583,020,386	2,817,787,391	(74,285)		3,400,733,492

LIABILITIES:
Payable for investment securities purchased	—	709,837	669,013	(B)	1,378,850
Payable for fund shares redeemed	3,509	3,522,644	—		3,526,153
Payable upon receipt for securities loaned	24,369,931	71,347,354	—		95,717,285
Unrealized depreciation on forward foreign currency contracts	74,285	—	(74,285	)(B)	—
Payable to affiliates	495,381	1,381,429	—		1,876,810
Payable for directors fees	—	12,509	—		12,509
Other accrued expenses and liabilities	—	447,698	—		447,698
Written options^, at fair value	669,013	—	(669,013	)(B)	—
Total liabilities	25,612,119	77,421,471	(74,285)		102,959,305
NET ASSETS	557,408,267	2,740,365,920	—		3,297,774,187

NET ASSETS WERE COMPRISED OF:
Paid-in capital	815,358,235	2,935,426,170	—		3,750,784,405
Undistributed net investment income	2,823,571	9,058	—		2,832,629
Accumulated net realized loss	(321,438,766)	(661,764,439)	788,115	(B)	(982,415,090)
Net unrealized appreciation or depreciation	60,665,227	466,695,131	(788,115	)(B)	526,572,243
NET ASSETS	557,408,267	2,740,365,920	—		3,297,774,187

+ Including securities loaned at value	23,739,374	69,727,858	—		93,467,232
* Cost of investments in securities	452,614,729	2,219,462,869	—		2,672,080,598
** Cost of short-term investments	24,369,931	128,343,354	—		152,713,285
*** Cost of foreign currencies	2,056,503	—	(2,056,503)		—
^ Premiums received for options written	1,174,159		(1,174,159)		—

Class ADV:
Net Assets	$778,545	$6,037,481	$—		$6,816,026
Shares authorized	—	unlimited			unlimited
Par value	$0.001	$1.000			$1.000

	ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio)	ING Growth and Income Portfolio	Pro Forma Adjustments		Pro Forma Combined
Shares outstanding	65,937	277,746	(30,125	)(A)	313,558
Net asset value and redemption price per share	$11.81	$21.74			$21.74

Class I:
Net Assets	$18,195,616	$2,253,794,002	$—		$2,271,989,618
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$1.000			$1.000
Shares outstanding	1,501,145	102,720,601	(671,810	)(A)	103,549,936
Net asset value and redemption price per share	$12.12	$21.94			$21.94

Class S:
Net Assets	$515,937,059	$480,529,350	$—		$996,466,409
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$1.000			$1.000
Shares outstanding	42,742,370	22,071,149	(19,042,919	)(A)	45,770,600
Net asset value and redemption price per share	$12.07	$21.77			$21.77

Class S2:
Net Assets	$22,497,047	$5,087	$—		$22,502,134
Shares authorized	unlimited	unlimited			unlimited
Par value	$0.001	$1.000			$1.000
Shares outstanding	1,878,802	236	(833,400	)(A)	1,045,638
Net asset value and redemption price per share	$11.97	$21.52			$21.52

(A)	Reflects new shares issued, net of retired shares of ING Core Growth and Income Portfolio (formerly ING Janus Contrarian Portfolio). (Calculation: Net Assets ÷ NAV per share)
(B)	Reflects adjustments due to pre-merger portfolio transitioning

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2010 (Unaudited)

	ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio)	ING Growth and Income Portfolio	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,057,357	$43,030,168	$—		$49,087,525
Interest	384,556	30	—		384,586
Securities lending income, net	235,107	43,685	—		278,792
Total investment income	6,677,020	43,073,883	—		49,750,903

EXPENSES:
Investment management fees	—	12,509,222	2,732,353	(A)	15,241,575
Unified Fees	4,307,784	—	(4,307,784	)(A)	—
Distribution and service fees:
Class ADV	5,913	10,930	(1,971	)(A)	14,872
Class S	1,268,171	1,151,631	5	(A)	2,419,807
Class S2	108,282	22	(54,152	)(A)	54,152
Transfer agent fees	—	8,503	10,360	(A)	18,863
Administrative service fees	—	1,375,973	300,546	(A)	1,676,519
Shareholder reporting expense	—	136,081	29,723	(A)	165,804
Professional fees	—	149,928	32,748	(A)	182,676
Custody and accounting expense	—	495,590	108,249	(A)	603,839
Directors fees	—	148,735	15,959		164,694
Trustee fees and expenses	16,528	—	(16,528	)(A)	—
Interest expense	14,137	3,287	(13,419	)(A)	4,005
Miscellaneous expense	—	169,613	37,048	(A)	206,661
Total expenses	5,720,815	16,159,515	(1,126,861)		20,753,469
Net waived and reimbursed fees	(22,839)	(43,057)	18,052	(A)	(47,844)
Brokerage commission recapture	(101,879)	—	101,879		—
Net expenses	5,596,097	16,116,458	(1,006,931)		20,705,624
Net investment income	1,080,923	26,957,425	1,006,931		29,045,279

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	92,899,216	277,163,301	—		370,062,517
Foreign currency related transactions	2,420,066	(3,248)	282,969		2,699,787
Futures	—	2,849,405	—		2,849,405
Written options	1,910,045	—	505,146		2,415,191
Net realized gain (loss)	97,229,327	280,009,458	788,115		378,026,900
Net change in unrealized appreciation or depreciation on:
Investments	(27,387,883)	41,876,840	—		14,488,957
Foreign currency related transactions	(423,605)	(3,545)	(282,969)		(710,119)
Futures	—	(240,734)	—		(240,734)
Written options	505,146	—	(505,146)		—
Net change in unrealized appreciation or depreciation	(27,306,342)	41,632,561	(788,115)		13,538,104
Net realized and unrealized gain	69,922,985	321,642,019	—		391,565,004
Increase in net assets resulting from operations	$71,003,908	$348,599,444	$1,006,931		$420,610,283

*Foreign taxes withheld	$213,386	$447,995	$—		$661,381
(1) Dividends from affiliates	$—	$83,265	$—		$83,265

(A)  Reflects adjustment in expenses due to effects of new contractual rates.

See Accompanying Notes to Financial Statements

Portfolios of Investments as of December 31, 2010 (UNAUDITED)

ING Core Growth and Income Portfolio (formerly, ING	ING Growth	Pro Forma (Combined)			ING Core Growth and Income Portfolio (formerly, ING Janus		Pro Forma
Janus	and Income	ING Growth and			Contrarian	ING Growth	(Combined)
Contrarian	Portfolio	Income			Portfolio)	and Income	ING Growth and
Portfolio)	Shares	Portfolio			Value	Portfolio	Income Portfolio
COMMON STOCK: 96.4%
				Consumer Discretionary: 11.1%
—	601,700	601,700	@	AnnTaylor Stores Corp	—	$16,480,563	$16,480,563
959,159	—	959,159		Bharat Forge Ltd.	$8,129,172	—	8,129,172
—	1,936,300	1,936,300		Comcast Corp. — Class A	—	42,540,511	42,540,511
—	965,271	965,271	@	DIRECTV	—	38,543,271	38,543,271
34,700	—	34,700		Fast Retailing Co., Ltd.	5,504,165	—	5,504,165
732,049	—	732,049		Fiat S.p.A	15,139,603	—	15,139,603
726,168	—	726,168	@	Ford Motor Co.	12,192,361	—	12,192,361
256,760	—	256,760		Gap, Inc.	5,684,666	—	5,684,666
225,065	1,659,500	1,884,565	L	International Game Technology	3,981,400	29,356,555	33,337,955
—	394,953	394,953	@	Liberty Media Corp. — Starz	—	26,256,475	26,256,475
—	1,249,232	1,249,232		Macy’s, Inc.	—	31,605,570	31,605,570
41,575	—	41,575		Pantaloon Retail India Ltd.	293,810	—	293,810
718,096	—	718,096		Pantaloon Retail India Ltd.	5,890,569	—	5,890,569
1,526,783	—	1,526,783	@	PartyGaming PLC	4,917,539	—	4,917,539
—	1,759,800	1,759,800		Regal Entertainment Group	—	20,660,052	20,660,052
—	716,200	716,200	@, L	Urban Outfitters, Inc.	—	25,647,122	25,647,122
137,875	—	137,875	@	Vail Resorts, Inc.	7,175,015	—	7,175,015
280,195	—	280,195	@, #	Visteon Corp.	20,804,479	—	20,804,479
69,829	—	69,829		Volkswagen AG	9,904,610	—	9,904,610
—	1,253,900	1,253,900		Wyndham Worldwide Corp.	—	37,566,844	37,566,844
					99,617,389	268,656,963	368,274,352
—	—			Consumer Staples: 8.3%
—	1,256,400	1,256,400		Coca-Cola Enterprises, Inc.	—	31,447,692	31,447,692
—	285,100	285,100	@	Energizer Holdings, Inc.	—	20,783,790	20,783,790
874,015	—	874,015		Marico Ltd.	2,339,680	—	2,339,680
56,970	—	56,970		Nestle India Ltd.	4,858,981	—	4,858,981
50,605	—	50,605		Nestle S.A.	2,964,627	—	2,964,627
—	1,164,882	1,164,882		PepsiCo, Inc.	—	76,101,741	76,101,741
—	917,192	917,192		Procter & Gamble Co.	—	59,002,961	59,002,961
—	1,452,600	1,452,600		Wal-Mart Stores, Inc.	—	78,338,718	78,338,718
					10,163,288	265,674,902	275,838,190
—	—			Energy: 13.9%
708,729	—	708,729	@	Approach Resources, Inc.	16,371,640	—	16,371,640
—	1,089,200	1,089,200		Arch Coal, Inc.	—	38,187,352	38,187,352
98,253	—	98,253	@	Coal India Ltd.	691,605	—	691,605
332,784	—	332,784	@	Denbury Resources, Inc.	6,352,847	—	6,352,847
188,987	—	188,987		Eurasia Drilling Co., Ltd. GDR	6,142,078	—	6,142,078
—	1,885,315	1,885,315		ExxonMobil Corp.	—	137,854,233	137,854,233
213,840	—	213,840		Halliburton Co.	8,731,087	—	8,731,087
12,700	—	12,700	@	HRT Participacoes em Petroleo SA	12,164,458	—	12,164,458
372,355	—	372,355	@	Kinder Morgan Management, LLC	24,903,102	—	24,903,102
—	544,415	544,415		National Oilwell Varco, Inc.	—	36,611,909	36,611,909
—	830,408	830,408		Nexen, Inc.	—	19,016,343	19,016,343
20	—	20		Peabody Energy Corp.	1,280	—	1,280
103,610	—	103,610		Pioneer Natural Resources Co.	8,995,420	—	8,995,420
113,595	—	113,595		Plains All American Pipeline L.P.	7,132,630	—	7,132,630
—	596,100	596,100		Schlumberger Ltd.	—	49,774,350	49,774,350
—	944,600	944,600		Suncor Energy, Inc.	—	36,168,734	36,168,734
—	399,400	399,400	@	Transocean Ltd.	—	27,762,294	27,762,294
—	990,500	990,500	L	Valero Energy Corp.	—	22,900,360	22,900,360
					91,486,147	368,275,575	459,761,722
—	—			Financials: 16.3%
44,387	—	44,387	@	Agre Developers Ltd.	108,647	—	108,647
1,070,805	—	1,070,805		Assured Guaranty Ltd.	18,953,249	—	18,953,249
808,692	—	808,692		Banco Bilbao Vizcaya Argentaria S.A.	8,241,606	—	8,241,606
—	1,875,673	1,875,673	@,L	Blackstone Group LP	—	26,540,773	26,540,773
668,030	—	668,030	@	CB Richard Ellis Group, Inc.	13,681,254	—	13,681,254
—	14,365,800	14,365,800	@	Citigroup, Inc.	—	67,950,234	67,950,234

—	844,400	844,400	L	Comerica, Inc.	—	35,667,456	35,667,456
578,487	—	578,487	@	DB Realty Ltd.	2,512,448	—	2,512,448
—	167,100	167,100		Goldman Sachs Group, Inc.	—	28,099,536	28,099,536
2,744,000	—	2,744,000		Hang Lung Properties Ltd.	12,825,518	—	12,825,518
386,546	—	386,546		ICICI Bank Ltd.	9,892,108	—	9,892,108
—	2,140,960	2,140,960		JPMorgan Chase & Co.	—	90,819,523	90,819,523
—	595,300	595,300		Prudential Financial, Inc.	—	34,950,063	34,950,063
—	539,685	539,685		Reinsurance Group of America, Inc.	—	28,986,481	28,986,481
983,475	—	983,475	@,L	St Joe Co.	21,488,929	—	21,488,929
—	2,755,400	2,755,400		Wells Fargo & Co.	—	85,389,846	85,389,846
—	404,800	404,800		Willis Group Holdings Ltd.	—	14,018,224	14,018,224
—	1,535,600	1,535,600		XL Group PLC	—	33,506,792	33,506,792
344,353	—	344,353		Yes Bank Ltd.	2,407,865	—	2,407,865
					90,111,624	445,928,928	536,040,552
—	—			Health Care: 9.9%
—	966,200	966,200		Aetna, Inc.	—	29,478,762	29,478,762
—	1,181,300	1,181,300		AmerisourceBergen Corp.	—	40,305,956	40,305,956
81,015	—	81,015		Bristol-Myers Squibb Co.	2,145,277	—	2,145,277
122,850	537,177	660,027		Covidien PLC	5,609,331	24,527,502	30,136,833
115,710	—	115,710	@	Express Scripts, Inc.	6,254,126	—	6,254,126
381,235	—	381,235	@	Forest Laboratories, Inc.	12,191,895	—	12,191,895
74,821	—	74,821		GlaxoSmithKline PLC	1,450,989	—	1,450,989
—	627,100	627,100	@	Medco Health Solutions, Inc.	—	38,422,417	38,422,417
—	1,625,100	1,625,100		Merck & Co., Inc.	—	58,568,604	58,568,604
572,115	—	572,115	@	Mylan Laboratories	12,088,790	—	12,088,790
115,070	—	115,070		Perrigo Co.	7,287,383	—	7,287,383
—	3,709,217	3,709,217		Pfizer, Inc.	—	64,948,390	64,948,390
—	459,562	459,562		Teva Pharmaceutical Industries Ltd. ADR	—	23,956,967	23,956,967
					47,027,791	280,208,598	327,236,389
—	—			Industrials: 10.0%
—	316,200	316,200	L	Acuity Brands, Inc.	—	18,235,254	18,235,254
—	578,600	578,600		Boeing Co.	—	37,759,436	37,759,436
—	474,200	474,200	@	Cooper Industries PLC	—	27,641,118	27,641,118
158,545	—	158,545		CSX Corp.	10,243,592	—	10,243,592
—	642,900	642,900		Fluor Corp.	—	42,598,554	42,598,554
—	2,640,900	2,640,900		General Electric Co.	—	48,302,061	48,302,061
—	567,500	567,500		Harsco Corp.	—	16,071,599	16,071,599
64,110	—	64,110		Norfolk Southern Corp.	4,027,390	—	4,027,390
199,110	—	199,110	@	Republic Airways Holdings, Inc.	1,457,485	—	1,457,485
165,345	—	165,345		Tata Motors Ltd. ADR	4,851,222	—	4,851,222
—	408,530	408,530	@	TransDigm Group, Inc.	—	29,418,245	29,418,245
—	568,000	568,000		Trinity Industries, Inc.	—	15,114,480	15,114,480
—	298,980	298,980		Union Pacific Corp.	—	27,703,487	27,703,487
572,348	—	572,348	@,L	United Continental Holdings, Inc.	13,633,329	—	13,633,329
—	517,859	517,859	@	WABCO Holdings, Inc.	—	31,553,149	31,553,149
					34,213,018	294,397,383	328,610,401
—	—			Information Technology: 16.9%
—	368,607	368,607	@	Apple, Inc.	—	118,897,874	118,897,874
—	116,600	116,600	@	Google, Inc. - Class A	—	69,256,902	69,256,902
—	2,647,300	2,647,300		Intel Corp.	—	55,672,719	55,672,719
—	2,602,800	2,602,800	L	Jabil Circuit, Inc.	—	52,290,252	52,290,252
—	404,000	404,000	@	Lam Research Corp.	—	20,919,120	20,919,120
—	2,078,400	2,078,400	@	Marvell Technology Group Ltd.	—	38,554,320	38,554,320
—	3,615,761	3,615,761		Microsoft Corp.	—	100,952,048	100,952,048
706,065	—	706,065	@	Motorola, Inc.	6,404,010	—	6,404,010
—	1,593,917	1,593,917		Qualcomm, Inc.	—	78,882,952	78,882,952
694,840	—	694,840		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,713,294	—	8,713,294
625,345	—	625,345		Xerox Corp.	7,203,974	—	7,203,974
					22,321,278	535,426,187	557,747,465
—	—			Materials: 5.1%
64,530	—	64,530	L,S	ArcelorMittal	2,460,529	—	2,460,529
910,675	—	910,675	@	Boise, Inc.	7,221,653	—	7,221,653
—	717,100	717,100		EI Du Pont de Nemours & Co.	—	35,768,948	35,768,948
540,277	—	540,277		Jindal Steel & Power Ltd.	8,599,117	—	8,599,117
632,808	—	632,808		Jsw Steel Ltd.	16,655,597	—	16,655,597
265,885	—	265,885		Newmont Mining Corp.	16,333,316	—	16,333,316
—	1,451,800	1,451,800		Packaging Corp. of America	—	37,514,512	37,514,512
343,705	—	343,705	@	Smurfit-Stone Container Corp.	8,798,848	—	8,798,848
—	576,100	576,100	L	United States Steel Corp.	—	33,655,762	33,655,762
					60,069,060	106,939,222	167,008,282
—	—			Telecommunication Services: 3.0%
593,676	—	593,676		Freenet AG	6,299,943	—	6,299,943
—	6,587,700	6,587,700	@	Sprint Nextel Corp.	—	27,865,971	27,865,971
17,182,022	—	17,182,022		Telecom Italia S.p.A.	22,292,911	—	22,292,911
—	1,191,300	1,191,300		Verizon Communications, Inc.	—	42,624,714	42,624,714
					28,592,854	70,490,685	99,083,539

—	—			Utilities: 1.9%
—	2,595,300	2,595,300	L	Great Plains Energy, Inc.	—	50,322,867	50,322,867
1,680,291	—	1,680,291		NTPC Ltd.	7,538,996	—	7,538,996
2,020,175	—	2,020,175		Power Grid Corp. of India Ltd.	4,440,684	—	4,440,684
					11,979,680	50,322,867	62,302,547

				Total Common Stock	495,582,129	2,686,321,310	3,181,903,439
				(Cost $)	435,681,324	2,219,462,869	2,655,144,193

REAL ESTATE INVESTMENT TRUSTS: 0.5%

				Financials: 0.5%
159,015	—	159,015	@	Gramercy Capital Corp.	367,325	—	367,325
124,360	—	124,360		Plum Creek Timber Co., Inc.	4,657,282	—	4,657,282
132,840	—	132,840		Potlatch Corp.	4,323,942	—	4,323,942
394,985	—	394,985		Prologis	5,703,583	—	5,703,583

				Total Real Estate Investment Trusts	15,052,132	—	15,052,132
				(Cost $)	13,280,056	—	13,280,056

CORPORATE BONDS/NOTES: 0.0%
				Energy: 0.0%
—	10,000,000	10,000,000	R, X	Southern Energy Escrow	—	—	—
					—	—	—
				Utilities: 0.0%
—	20,000,000	20,000,000		Mirant Corp. Escrow	—	—	—
					—	—	—

				Total Corporate Bonds/Notes	—	—	—
				(Cost $)	—	—	—

POSITIONS IN PURCHASED OPTIONS: 0.1%
				Exchange-Traded Call Options: 0.1%
23,587	—	23,587		Ford Motor Co., Strike @ 17.00 - Exp 03/11/11	2,170,004	—	2,170,004

				Total Positions in Purchased Options	2,170,004	—	2,170,004
				(Cost $)	3,653,349	—	3,653,349

				Total Long-Term Investments	512,804,265	2,686,321,310	3,199,125,575
				(Cost $)	452,614,729	2,219,462,869	2,672,077,598

SHORT-TERM INVESTMENTS: 4.6%
				Mutual Funds: 1.7%
—	56,996,000	56,996,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	—	56,996,000	56,996,000

				Total Mutual Funds	—	56,996,000	56,996,000
				(Cost $)	—	56,996,000	56,996,000

				Securities Lending Collateral cc 2.9%
22,751,135	70,524,418	93,275,553		BNY Mellon Overnight Government Fund (1)	22,751,135	70,524,418	93,275,553
1,618,796	822,936	2,441,732	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,295,037	658,349	1,953,386

				Total Securities Lending Collateral	24,046,172	71,182,767	95,228,939
				(Cost $)	24,369,931	71,347,354	95,717,285

				Total Short-Term Investments	24,046,172	128,178,767	152,224,939
				(Cost $)	24,369,931	128,343,354	152,713,285

		Total Investments in Securities		101.6	$536,850,437	$2,814,500,077	$3,351,350,514
		(Cost $)*			476,984,660	2,347,806,223	2,824,790,883
		Other Assets and Liabilities - Net		(1.6)	20,557,830	(74,134,157)	(53,576,327)
		Net Assets		100.0%	557,408,267	2,740,365,920	3,297,774,187

Pro-forma adjustment	—	—	—	—
Net Assets after pro-forma adjustment	100.0%	$557,408,267	$2,740,365,920	$3,297,774,187

@	Non-income producing security
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swap, foreign currency contracts and/or when-issued or delayed-delivery securities

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A or section 4(2) under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.  Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at June 30, 2010.
R	Restricted security
X	Fair Value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is:	$493,111,127	$2,388,728,598	$2,881,839,725

Net unrealized appreciation/depreciation consists of:
	Gross Unrealized Appreciation	$65,520,112	$476,758,851	$542,278,963
	Gross Unrealized Depreciation	$(21,780,802)	$(50,987,372)	$(72,768,174)
	Net Unrealized Appreciation/Depreciation	$43,739,310	$425,771,479	$469,510,789

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Trustees/Directors (“Boards”) of ING Core Growth and Income Portfolio, formerly known as ING Janus Contrarian Portfolio (“Core Growth and Income”) and ING Growth and Income Portfolio (“Growth and Income”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated June 24, 2011, (the “Plan”) whereby, subject to approval by the shareholders of Core Growth and Income, Growth and Income will acquire all of the assets of Core Growth and Income, subject to the liabilities of such Portfolio, in exchange for Growth and Income issuing shares of such fund to shareholders of Core Growth and Income in a number equal in value to net assets of Core Growth and Income (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Growth and Income remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at December 31, 2010.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Core Growth and Income and Growth and Income at December 31, 2010.  The unaudited pro forma Statement of Operations reflects the results of operations of Core Growth and Income and Growth and Income for the year ended December 31, 2010.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Core Growth and Income and Growth and Income under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Core Growth and Income and Growth and Income as of December 31, 2010. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that any remaining portfolio transitioning, including any sale of the holdings of Core Growth and Income and the purchases of assets Growth and Income may hold or wish to hold, will take place shortly prior to the closing date of the Merger. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Growth and Income for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Boards have authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Growth and Income issued in connection with the proposed acquisition of Core Growth and Income by Growth and Income as of December 31, 2010.  The number of additional shares issued was calculated by dividing the net assets of each class of Core Growth and Income by the respective class net asset value per share of Growth and Income.

Note 4 — Merger Costs:

Directed Services LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Directed Services LLC are estimated at approximately $169,000. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 4, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING CORE GROWTH AND INCOME PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on November 4, 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒           PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING Growth and Income Portfolio (“Growth and Income Portfolio”), providing for the reorganization of the Portfolio with and into Growth and Income Portfolio.

	For	☐	Against	☐	Abstain	☐

2.	To approve a new sub-advisory agreement between Directed Services LLC and ING Investment Management Co.

	For	☐	Against	☐	Abstain	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 4, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒          PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING Growth and Income Portfolio (“Growth and Income Portfolio”), providing for the reorganization of the Portfolio with and into Growth and Income Portfolio.

	For	☐	Against	☐	Abstain	☐

2.	To approve a new sub-advisory agreement between Directed Services LLC and ING Investment Management Co.

	For	☐	Against	☐	Abstain	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PART C:

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article 5.3 of ING Variable Funds’ Declaration of Trust, as amended, provides the following:

5.3 Indemnification. The Trust shall indemnify its Trustees and officers, and any person who serves at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

(a)   Every person who is or has been a Trustee or officer of the Trust and persons who serve at the Trust’s request as director or officer of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred in the settlement thereof.

(b)   The words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)   No indemnification shall be provided hereunder to a Trustee, officer, employee or agent against any liability to the Trust, a Series thereof, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

(d)   The right of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)   In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this Article, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Trust, or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(f)    The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against a Trustee or officer of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for this undertaking, (ii) the Trust is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe the indemnitee ultimately will be entitled to indemnification.

(g)   No amendment of this Declaration or repeal of any of its provisions shall limit or eliminate the rights of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

In addition, ING Variable Funds’ officers and Trustees are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2011.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of ING Variable Funds pursuant to the foregoing provisions or otherwise, ING Variable Funds has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ING Variable Funds of expenses incurred or paid by a Trustee, officer or controlling person of ING Variable Funds in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, ING Variable Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS

(1)        (A)             Amended and Restated Declaration of Trust dated May 1, 2002 — Filed as an Exhibit to Post- Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(B)           Certificate of Amendment of Amended and Restated Declaration of Trust dated June 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(C)           Certificate Evidencing Establishment and Designation of Classes of Shares of Beneficial Interest, $1.00 Par Value dated April 29, 2003 — Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(D)          Re-Designation of Classes of Shares of Beneficial Interest, $1.00 Par value, effective April 30, 2004 (redesignation of Class R shares to Class I shares) — filed as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement filed on Form N-1A on February 11, 2005 and incorporated herein by reference.

(E)           Establishment and Designation of Classes of Shares of Beneficial Interest, $1.00 Par Value, (Issuance of Adviser Class shares) effective April 29, 2005. — Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(F)           Establishment and Designation of Classes of Shares of Beneficial Interest, $1.00 Par Value, (Issuance of Service 2 Class shares) effective February 3, 2009 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(G)           Certificate of Amendment of Declaration of Trust effective May 1, 2009 — Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(2)           Second Amended and Restated Bylaws — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s
Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(A)          Amendment to the Second Amended and Restated By-Laws of ING Variable Funds dated March 11, 2010 to the Second Amended and Restated By-Laws - Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(3)           Not Applciable

(4)           Agreement and Plan of Reorganization between ING Core Growth and Income Portfolio, a series of ING Investors Trust and ING Growth and Income Portfolio, a series of ING Variable Funds — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)           Instruments Defining Rights of Holders — Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s
Form N-1A Registration Statement on June 7, 1996 and incorporated herein by reference.

(6)           (A)          Investment Management Agreement between the ING Investments, LLC and ING Variable Funds (formerly known as Aetna Variable Fund) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(1)           Amended Schedule A, effective December 2009, to the Investment Management Agreement between ING Investments, LLC and ING Variable Funds (formerly known as Aetna Variable Fund) — Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(2)           Amendment, effective January 1, 2007, to the Investment Management Agreement, dated March 1, 2002 between ING Investments, LLC and ING Variable Funds (formerly known as Aetna Variable Fund) — Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 and incorporated herein by reference.

(B)           Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(1)         Amended Schedule A, effective December, 2009, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. — Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(2)         First Amendment, effective as of July 29, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. — Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(3)         Second Amendment, effective as of January 1, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. — Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 and incorporated herein by reference.

(4)         Third Amendment, effective October 1, 2007, to Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co.— Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2008 and incorporated herein by reference.

(7)           Distribution Agreement between ING Variable Funds (formerly known as Aetna Variable Fund) and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(A)          Substitution Agreement between ING Variable Funds and ING Funds Distributor, LLC, dated October 8, 2002 - Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(B)           Amended Schedule of Approvals dated December 2009 to Distribution Agreement between ING Variable Funds and ING Funds Distributor, LLC — Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(8)           Directors’ Deferred Compensation Plan dated September 24, 1997 — Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on April 27, 1998 and incorporated herein by reference.

(9)           (A)          Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(1)           Amended Exhibit A, effective April 26, 2011, to the Custody Agreement with The Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(B)           Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 — Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(1)           Amended Exhibit A, effective April 26, 2011, to the Foreign Custody Manager Agreement with The Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(2)           Amended Schedule 2, effective June 4, 2008, to the Foreign Custody Manager Agreement with The Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(C)           Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(1)           Amended Exhibit A effective February 28, 2011 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(10)         (A)          Restated Distribution Plan for Class S shares effective March 24, 2004 — Filed as an exhibit to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A on April 30, 2004 and incorporated herein by reference.

(1)           Schedule 1 dated December 2009 to Restated Distribution Plan for Class S shares effective March 24, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010 and incorporated herein by reference.

(B)           Shareholder Service and Distribution Plan for Class ADV shares effective April 29, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(1)           Schedule A dated December 2009 to Shareholder Service and Distribution Plan for Class ADV shares effective April 29, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010 and incorporated herein by reference.

(2)          Reduction in Fee Payable under the ING Variable Funds Shareholder Service and Distribution Plan for ING Growth and Income Portfolio’s Adviser Class shares from January 22, 2011 through May 1, 2012 — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(C)           Shareholder Service and Distribution Plan for Class S2 shares effective February 28, 2009 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(1)           Schedule A dated December 2009 to Shareholder Service and Distribution Plan for Class S2 shares effective February 28, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010 and incorporated herein by reference.

(2)           Reduction in Fee Payable dated May 1, 2010 under the ING Variable Funds Shareholder Service and Distribution Plan for Class S2 shares — Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2011 and incorporated herein by reference.

(3)           Form of Reduction in Fee Payable under the ING Variable Funds Shareholder Service and Distribution Plan for ING Growth and Income Portfolio’s Service 2 Class shares from May 1, 2011 through May 1, 2012 — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(D)          Second Amended and Restated Multi-Class Plan pursuant to Rule 18f-3 for ING Variable Funds, effective February 28, 2009 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(11)         Opinion and Consent of Counsel — Filed herein

(12)         Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)         (A)          Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Funds dated April 1, 2002 as amended and restated on December 31, 2008 — Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(1)           Amended Schedule A, effective December 2009, to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Funds — Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(B)           License Agreement between Aetna Life and Casualty Company and Aetna Variable Fund dated August 8, 1974 — Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Form N-1A Registration Statement filed on April 11, 1997 and incorporated herein by reference.

(C)           Fund Accounting Agreement with The Bank of New York dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(1)           Amended Exhibit A effective April 26, 2011 to the Fund Accounting Agreement with The Bank of New York Mellon — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(D)          Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(1)           Amended Schedule A dated April 2007 to the Allocation Agreement — Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Form N-1A Registration Statement filed on April 28, 2010 and incorporated herein by reference.

(E)           Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement filed on April 27, 2007 and incorporated herein by reference.

(1)           Amended Schedule A dated April 2007 to the Allocation Agreement (Directors and Officers Liability) — Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant’s Form N-1A Registration Statement filed on April 28, 2010 and incorporated herein by reference.

(F)           Transfer Agency Services Agreement dated February 25, 2009 between ING Variable Funds and BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) — Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(1)           Amendment to Transfer Agency Services Agreement, effective February 8, 2011 to the Transfer Agency Services Agreement dated February 25, 2009 — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(2)           Amended Exhibit A, effective February 28, 2011, to the Transfer Agency Services Agreement dated February 25, 2009 between ING Variable Funds and BNY Mellon Investment Servicing (U.S.) Inc. — Filed as an exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(G)           Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(1)           Amendment No. 1 to Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed May 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(2)           Amendment No. 2 to Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed June 26, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(H)          Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(1)           Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed November 9, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(2)           Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed June 1, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(3)           Second Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed December 31, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(4)           Third Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed February 11, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(5)           Fourth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed May 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(6)           Fifth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed February 27, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(7)           Sixth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) executed June 19, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(I)            Fund Participation Agreement between Golden American Life Insurance Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) dated July 16, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(14)         Consent of independent registered public accounting firm—Filed herein.

(15)         Not applicable.

(16)         Powers of attorney - Filed as an attachment to Post Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2011 and are incorporated herein by reference.

(17)         Not applicable.

ITEM 17. UNDERTAKINGS

(1)           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 15th day of August, 2011.

ING VARIABLE FUNDS

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	Senior Vice President and	August 15, 2011
Todd Modic*	Chief/Principal Financial Officer

	Trustee	August 15, 2011
Albert E. DePrince Jr.*

	Trustee	August 15, 2011
Russell H. Jones*

	Trustee	August 15, 2011
Sidney Koch*

	Interested Trustee and President and	August 15, 2011
Shaun P. Mathews*	Chief Executive Officer

	Trustee	August 15, 2011
Martin J. Gavin*

	Trustee	August 15, 2011
Joseph E. Obermeyer*

*By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Attorney-in-Fact**

**        Powers of attorney for Todd Modic and each Trustee (except Martin J. Gavin) were filed as an attachment to Post Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on February 10, 2011 and are incorporated herein by reference. The Power of Attorney for Martin J. Gavin is attached hereto.

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
ING Balanced Portfolio, Inc.	33-27247	811-5773
ING Strategic Allocation Portfolios, Inc.	33-88334	811-8934
ING Series Fund, Inc.	33-41694	811-6352
ING Variable Portfolios, Inc.	333-05173	811-7651
ING Intermediate Bond Portfolio	2-47232	811-2361
ING Money Market Portfolio	2-53038	811-2565
ING Variable Funds	2-51739	811-2514

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of July 1, 2011.

/s/ Martin J. Gavin
Martin J. Gavin, Director/Trustee

Exhibit Index

Exhibit Number	Name of Exhibits
(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm